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As filed with the Securities and Exchange Commission on April 19, 2001

Registration No. 333-50817

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 6

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 36

LINCOLN NATIONAL VARIABLE ANNUITY
ACCOUNT C (eAnnuity)

(Exact Name of Registrant)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Name of Depositor)

1300 South Clinton Street
Fort Wayne, Indiana 46802

(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code: (219)455-2000

Elizabeth A. Frederick, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46802
Telephone No. (219)455-2000

(Name and Address of Agent for Service)

Copies of all communications to:

Brian M. Burke, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46802

    It is proposed that this filing will become effective on May 1, 2001 pursuant to paragraph (b) of Rule 485.

eAnnuity™
Lincoln National Variable Annuity Account C
individual variable annuity contracts

issued by:
Lincoln National Life Insurance Co.
1300 South Clinton Street
Fort Wayne, Indiana 46802
www.LincolnLife.com

Servicing Office:
AnnuityNet, Inc.
P.O. Box 691
Leesburg, VA 20178

This prospectus describes an individual flexible premium deferred variable annuity contract (Contract) issued by The Lincoln National Life Insurance Company (Lincoln Life). This Contract may be sold under different names. Most transactions involving this Contract may be performed through Lincoln Life's Internet Service Center.

The Contract described in this prospectus is offered for both traditional and Roth individual retirement annuities and as a nonqualified Contract. A nonqualified Contract can be owned jointly only by spouses and is purchased with after-tax money.

The Contract offers you the accumulation of Contract Value and payment of periodic annuity benefits. These benefits are paid on a variable basis. Annuity benefits start at the Annuity Commencement Date which you select. If the Contractowner dies before the Annuity Commencement Date, the Contract Value will be paid to the Beneficiary. (See DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE.)

The minimum initial Purchase Payment for the Contract is $1,000. The minimum payment to the Contract, after the initial Purchase Payment, is $100 per payment. Lincoln Life reserves the right to limit the sum of Purchase Payments made under this Contract to $5,000,000.

All Purchase Payments will be placed in Lincoln National Variable Annuity Account C (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life, which is the depositor. Based upon your instructions, the VAA invests Purchase Payments (at net asset value) in specified funds. Both the value of a Contract before the Annuity Commencement Date and the amount of payouts afterward will depend upon the investment performance of the fund(s) you selected. Investments in these funds are neither insured nor guaranteed by the U.S. Government or by any other person or entity.

This prospectus details the information regarding the VAA that you should know before investing. You should read it carefully and it will remain available through Lincoln Life's Internet Service Center. We have also attached current prospectuses for each of the funds available through the Contract as follows:

American Century Variable Portfolios, Inc.

VP International

Baron Capital Asset Fund Trust (Insurance Class)

Delaware Group Premium Fund

Delaware Premium—Global Bond Series Standard Class

Delaware Premium—Growth and Income Series Standard Class

Delaware Premium—Trend Series Standard Class

Deutsche Asset Management VIT Funds

Equity 500 Index Fund

Small Cap Index Fund

Janus Aspen Series, Worldwide Growth Portfolio (Institutional shares)

Lincoln National Bond Fund, Inc.

Lincoln National Capital Appreciation Fund, Inc.

Lincoln National Equity-Income Fund, Inc.

Lincoln National Growth and Income Fund, Inc.

Lincoln National International Fund, Inc.

Lincoln National Managed Fund, Inc.

Lincoln National Money Market Fund, Inc.

Lincoln National Social Awareness Fund, Inc.

Lincoln National Special Opportunities Fund, Inc.

Neuberger Berman Advisers Management Trust Portfolios

AMT Partners Portfolio

AMT Mid-Cap Growth Portfolio

You should read each of these prospectuses carefully before purchasing a Contract and save them for future reference.

A Statement of Additional Information (SAI), dated the same date as this prospectus, concerning the VAA has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the SAI appears on the last page of this prospectus. A free copy of the SAI is available upon e-mail request through our Internet Service Center (help@AnnuityServicing.com). The SAI is also available through the SEC website (http://www.sec.gov). In addition, the material incorporated by reference and other information regarding registrants who file electronically with the SEC is available through the SEC website.

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

May 1, 2001.

Special terms

Account or Variable Annuity Account (VAA) — The segregated investment account, Account C, into which Lincoln Life sets aside and invests the assets for the Contract offered in this prospectus.

Accumulation Unit — A measure used to calculate Contract Value before the Annuity Commencement Date.

Annuitant — The person upon whose life the annuity benefit payments made after the Annuity Commencement Date will be based.

Annuity Commencement Date — The Valuation Date when the funds are withdrawn or converted into Annuity Units for payment of annuity benefits under the Annuity Payout Option selected. For purposes of determining whether an event occurs before or after the Annuity Commencement Date, the Annuity Commencement Date is deemed to begin at close of business on the Valuation Date.

Annuity Payout Option — An optional form of payout of the annuity available under the Contract.

Annuity Payout — An amount paid at regular intervals after the Annuity Commencement Date under one of several options available to the Annuitant and/or any other payee. The amount paid may vary.

Annuity Unit — A measure used to calculate the amount of Annuity Payouts after the Annuity Commencement Date.

Beneficiary — The person whom you designate to receive the Death Benefit, if any, in case of the Contractowner's death.

Contract (variable annuity contract) — The agreement between you and us providing a variable annuity.

Contractowner (you, your, owner) — The person who has the ability to exercise the rights under the Contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the owner is also the Annuitant.

Contract Value — At a given time before the Annuity Commencement Date, the total value of all Accumulation Units for a Contract.

Contract Year — Each one-year period starting with the effective date of the Contract and starting with each Contract anniversary after that.

Death Benefit — The amount payable to the Owner's designated Beneficiary if the Owner dies before the Annuity Commencement Date.

Internet Service Center — The Internet site that Lincoln Life maintains to provide variable annuity contract documents and information to current and prospective annuity Contractowners and through which various transactions may be performed. Certain of these transactions may require faxed or mailed signatures.

Lincoln Life (we, us, our) — The Lincoln National Life Insurance Co.

Purchase Payments — Amounts paid into the Contract.

Subaccount — That portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund. A Subaccount corresponds to each fund.

Surrender Charge — Also known as a contingent deferred sales charge, this charge may be assessed upon premature withdrawals or surrender of the Contract and is calculated according to the provisions of the Contract.

Valuation Date — Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation Period — The period commencing at the close of trading (normally 4:00 p.m. EST) on each day that the NYSE is open for trading (in other words, the Valuation Date) and ending at the close of such trading on the next succeeding Valuation Date.

2

Expense tables

Contractowner transaction expenses:

Currently, there is no charge for transfers between funds. However, we reserve the right to impose such charges in the future.

The Surrender Charge percentage is reduced to zero after three years according to the following schedule:

	Contract year

	1	2	3	4 or more
Surrender Charge as % of Contract Value Withdrawn	3%	2%	1%	0%

This charge may be waived in certain cases. See CHARGES AND OTHER DEDUCTIONS.

VAA annual expenses for Subaccounts:

(as a percentage of average account value for each Subaccount):

Annuity Asset Charge (Mortality and expense risk fees and Administrative expense fees):	0.55%

Annual expenses of the Funds for the year ended 2000

(as a percentage of each funds' average net assets and, where indicated, after expense reimbursements):

		Management fees	+	12b-1 fees	+	Other expenses	=	Total expenses

1.	American Century VP International	1.23%		0.00%		0.00%		1.23%

2.	Baron Capital Asset (Insurance class)[1]*	0.84		0.25		0.41		1.50

3.	Delaware Premium Global Bond (Standard class)[2]*	0.65		0.00		0.20		0.85

4.	Delaware Premium Growth & Income (Standard class)[3]*	0.60		0.00		0.08		0.68

5.	Delaware Premium Trend (Standard class)[4]*	0.74		0.00		0.09		0.83

6.	Deutsche VIT Equity 500 Index[5]*	0.20		0.00		0.10		0.30

7.	Deutsche VIT Small Cap Index[5]*	0.35		0.00		0.10		0.45

8.	Janus Aspen Worldwide Growth (Institutional Shares)	0.65		0.00		0.04		0.69

9.	Lincoln National Bond	0.45		0.00		0.09		0.54

10.	Lincoln National Capital Appreciation	0.71		0.00		0.05		0.76

11.	Lincoln National Equity-Income	0.72		0.00		0.07		0.79

12.	Lincoln National Growth and Income	0.31		0.00		0.05		0.36

13.	Lincoln National International	0.80		0.00		0.16		0.96

14.	Lincoln National Managed	0.37		0.00		0.07		0.44

15.	Lincoln National Money Market	0.48		0.00		0.10		0.58

16.	Lincoln National Social Awareness	0.33		0.00		0.05		0.38

17.	Lincoln National Special Opportunities	0.41		0.00		0.08		0.49

18.	Neuberger Berman AMT Mid-Cap Growth	0.84		0.00		0.14		0.98

19.	Neuberger Berman AMT Partners	0.82		0.00		0.10		0.92

*
After waivers and/or reimbursements.

3

Voluntary fee reimbursements:

The following funds voluntarily waive expenses to the extent necessary to not exceed a maximum total expense ratio.

The investment advisor for the Global Bond Series is Delaware International Advisers Ltd. ("DIAL"). Effective May 1, 2001 through October 31, 2001, DIAL has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

The investment advisor for the Growth and Income Series is Delaware Management Company ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. DMC has voluntarily elected to cap its management fee for this Series at 0.60% indefinitely.

4
The investment advisor for the Trend Series is Delaware Management Company ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $$500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.

5
Under the Advisory Agreement with Deutsche Asset Management, Inc. (the "Advisor"), the fund will pay an advisory fee at an annual percentage rate of 0.20% of the average daily net assets of the Equity 500 Index Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.30% of average daily net assets. Under the Advisory Agreement with the "Advisor", the Small Cap Index Fund will pay an advisory fee at an annual percentage rate of 0.35% of the average daily net assets of the fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to waive its fee and to reimburse the fund for certain expenses so that the fund's total operating expenses will not exceed 0.45% of average daily net assets.

Contractual fee reimbursements:

The following Funds contractually waive the management fee to the extent necessary to not exceed a maximum total expense ratio.

1
The Advisor is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.5% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period January 1, 2000 through December 31, 2000 would have been 1.66%.

Examples

(reflecting expenses of the VAA and of the funds)

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 year	3 years	5 years	10 years

American Century VP International	$49	67	96	209

Baron Capital Asset	$52	75	110	238

Delaware Premium Global Bond	$45	55	77	168

Delaware Premium Growth & Income	$44	50	68	149

Delaware Premium Trend	$45	55	76	166

Deutsche Equity 500 Index Fnd	$40	38	47	105

Deutsche Small Cap Index Fnd	$41	43	55	122

Janus Aspen Worldwide Growth	$44	51	68	150

Lincoln National Bond	$42	46	60	133

Lincoln National Capital Appreciation	$44	53	72	158

Lincoln National Equity Income	$45	54	73	161

Lincoln National Growth and Income	$41	40	50	112

Lincoln National International	$46	59	82	180

Lincoln National Managed	$41	43	55	121

Lincoln National Money Market	$43	47	62	137

Lincoln National Social Awareness	$41	41	51	114

Lincoln National Special Opportunities	$42	44	57	127

Neuberger Berman AMT Mid-Cap Growth	$47	59	83	182

Neuberger Berman AMT Partners	$46	58	80	176

If you do not surrender your Contract, or if you annuitize, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 year	3 years	5 years	10 years

American Century VP International	$18	56	96	209

Baron Capital Asset	$21	64	110	238

Delaware Premium Global Bond	$14	44	77	168

Delaware Premium Growth & Income	$13	39	68	149

Delaware Premium Trend	$14	44	76	166

Deutsche Equity 500 Index Fnd	$9	27	47	105

Deutsche Small Cap Index Fnd	$10	32	55	122

Janus Aspen Worldwide Growth	$13	39	68	150

Lincoln National Bond	$11	35	60	133

Lincoln National Capital Appreciation	$13	42	72	158

Lincoln National Equity Income	$14	42	73	161

Lincoln National Growth and Income	$9	29	50	112

Lincoln National International	$15	48	82	180

Lincoln National Managed	$10	32	55	121

Lincoln National Money Market	$12	36	62	137

Lincoln National Social Awareness	$9	30	51	114

Lincoln National Special Opportunities	$11	33	57	127

Neuberger Berman AMT Mid-Cap Growth	$16	48	83	182

Neuberger Berman AMT Partners	$15	46	80	176

This table is provided to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The table reflects expenses of the VAA as well as expenses of the underlying funds. For more complete descriptions of the various costs and expenses involved, see CHARGES AND OTHER DEDUCTIONS in this prospectus, and MANAGEMENT OF THE FUNDS in the Appendix to the funds' and series' prospectuses. In addition, premium taxes may be applicable, although they do not appear in the table. Also, we reserve the right to impose a charge on transfers between Subaccounts, although we do not currently do so. The examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary

WHAT TYPE OF CONTRACT AM I BUYING? It is an individual deferred variable annuity contract issued by Lincoln Life. See THE CONTRACT.

WHAT IS THE VARIABLE ANNUITY ACCOUNT (VAA)? It is a separate account established under Indiana insurance law, and registered with the SEC as a unit investment trust. The assets of the VAA are allocated to one or more Subaccounts, according to your investment choice. Those assets are not chargeable with liabilities arising out of any other business which Lincoln Life may conduct. See VARIABLE ANNUITY ACCOUNT.

WHAT ARE MY INVESTMENT CHOICES? Based upon your instructions, the VAA applies contributions to buy shares in one or more of the funds. See INVESTMENTS OF THE VAA.

HOW DOES THE CONTRACT WORK? During the accumulation period, while you are paying in, your Purchase Payments will buy Accumulation Units under the Contract. Should you decide to annuitize (that is, change your Contract to a payout mode rather than an accumulation mode), your Accumulation Units will be converted to Annuity Units. Your periodic Annuity Payout will be based upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and the value of each unit on the Valuation Date. See THE CONTRACTS.

WHAT CAN I DO THROUGH THE INTERNET SERVICE CENTER? Almost every transaction can be accomplished through the Internet Service Center. Only in very rare cases will transactions bypass the Internet Service Center. Documents can be received, accounts can be monitored, funds moved from one Subaccount to another, addresses changed, Beneficiaries changed, funds withdrawn from the Contract, etc. As technology matures, the ease with which transactions can be performed through the Internet Service Center will improve. For security reasons, you may be issued a PIN or password. Also, for legal reasons, certain transactions, such as change of Beneficiary or withdrawal of funds from the Contract, will require the Contractowner to print or write a document, sign it, and mail or fax it to us.

WHAT CHARGES ARE ASSOCIATED WITH THIS CONTRACT? If you decide to withdraw Contract Value before your initial Purchase Payment has been in your Contract for a period of three years, you pay a surrender charge of anywhere from 1% to 3% of Contract Value, depending on how many Contract Years have elapsed. We waive the surrender charge in certain situations. See SURRENDER CHARGES.

If your state assesses a premium tax with respect to your Contract, we will deduct those amounts from Purchase Payments or Contract Value at the time the tax is incurred (or at another time we choose).

Further, we apply an annual charge totaling .55% to the daily net asset value of the VAA. See CHARGES AND OTHER DEDUCTIONS.

Finally, each fund pays a management fee to its investment advisers based upon its average daily net asset value. Each fund also has additional operating expenses associated with the daily operation of the funds. See the EXPENSE TABLES. These fees and expenses are more fully described in the prospectuses for the funds.

HOW MUCH MUST I PAY, AND HOW OFTEN? In general, Purchase Payments are flexible, although some limitations on the amounts may apply. See THE CONTRACT—PURCHASE PAYMENTS.

HOW WILL MY ANNUITY PAYOUTS BE CALCULATED? If you decide to annuitize, you elect an Annuity Payout Option. Once you have done so, your periodic payout will be based upon a number of factors. One factor will be the changing values of the funds in which you have invested. Another factor will be your age at the Annuity Commencement Date. See ANNUITY PAYOUTS. REMEMBER THAT PARTICIPANTS IN THE VAA BENEFIT FROM ANY GAIN, AND TAKE A RISK OF ANY DROP, IN THE VALUE OF THE SECURITIES IN THE FUNDS, SERIES OR PORTFOLIOS.

WHAT HAPPENS IF I DIE BEFORE I ANNUITIZE? We will pay the Contract Value to your designated Beneficiary. Your Beneficiary will have certain options for how the money is to be paid out. See DEATH BENEFIT BEFORE THE ANNUITY COMMENCEMENT DATE.

MAY I TRANSFER CONTRACT VALUE BETWEEN FUNDS? Yes. Currently, an unlimited number of transfers are generally allowed before the Annuity Commencement Date. Transfers are limited to three times annually after the Annuity Commencement Date. See THE CONTRACTS—TRANSFERS BETWEEN SUBACCOUNTS ON OR BEFORE THE ANNUITY COMMENCEMENT DATE and TRANSFERS AFTER THE ANNUITY COMMENCEMENT DATE.

MAY I SURRENDER THE CONTRACT OR MAKE A WITHDRAWAL? Yes, subject to Contract requirements. See SURRENDERS AND WITHDRAWALS.

If you surrender the Contract or make a withdrawal, certain charges may be assessed, as discussed above and under CHARGES AND OTHER DEDUCTIONS. In addition, if you take a distribution before age 59 1/2 the Internal Revenue Service (IRS) may assess a 10% premature withdrawal penalty tax. A surrender or a withdrawal may be subject to 10% withholding. See FEDERAL TAX STATUS—FEDERAL INCOME TAX WITHHOLDING.

DO I GET A FREE LOOK AT THIS CONTRACT? Yes. If within ten days (or a longer period if required by law) of the date you receive the signed Contract through the Internet Service Center, you cancel the Contract through the Internet Service Center or return it, postage prepaid to the servicing office of Lincoln Life, it will be canceled. During this period, your Purchase Payments will be invested in the Money Market Fund. See RETURN PRIVILEGE.

 Condensed financial information

Accumulation unit values

The following information relating to accumulation unit values and number of accumulation units for each of the 10 years in the period ended December 31, 2000 comes from the VAA's financial statements. It should be read in conjunction with the VAA's financial statements and notes which are all included in the SAI. The Contract was first available for sale on August 20, 1998.

	2000	1999			1998

Amer Century VP Intl subaccount
Accumulation unit value
• Beginning of period	$1.551	$1.000	*
• End of period	$1.283	$1.551	*	trading began
Number of accumulation units				in 1999.
• End of period (000's omitted)	109	2

Baron Capital Asset subaccount
Accumulation unit value
• Beginning of period	$1.328	$1.000	*
• End of period	$1.286	$1.328	*	trading began
Number of accumulation units				in 1999.
• End of period (000's omitted)	49	29

Delaware Prem Global Bond subaccount
Accumulation unit value
• Beginning of period	$1.137	$1.186			$1.098	*
• End of period	$1.141	$1.137			$1.186	*	trading began
Number of accumulation units							in 1998.
• End of period (000's omitted)	2	2			2

Delaware Prem Growth & Income subaccount
Accumulation unit value
• Beginning of period	$1.556	$1.613			$1.501	*
• End of period	$1.723	$1.556			$1.613	*	trading began
Number of accumulation units							in 1998.
• End of period (000's omitted)	8	6			4

Delaware Prem Trend subaccount
Accumulation unit value
• Beginning of period	$2.323	$1.371			$1.251	*
• End of period	$2.144	$2.323			$1.371	*	trading began
Number of accumulation units							in 1998.
• End of period (000's omitted)	116	28			3

Deutsche Equity 500 Index subaccount
Accumulation unit value
• Beginning of period	$1.152	$1.000	*
• End of period	$1.040	$1.152	*	trading began
Number of accumulation units				in 1999.
• End of period (000's omitted)	145	106

Deutsche Small Cap Index subaccount
Accumulation unit value
• Beginning of period	$1.184	$1.000	*
• End of period	$1.130	$1.184	*	trading began
Number of accumulation units				in 1999.
• End of period (000's omitted)	287	285

Janus Aspen Worldwide Growth subaccount
Accumulation unit value
• Beginning of period	$1.540	$1.000	*
• End of period	$1.290	$1.540	*	trading began
Number of accumulation units				in 1999.
• End of period (000's omitted)	391	240

Lincoln National Bond subaccount
Accumulation unit value
• Beginning of period	$4.843	$5.034			$4.845	*
• End of period	$5.340	$4.843			$5.034	*	trading began
Number of accumulation units							in 1998.
• End of period (000's omitted)	1	4			1

Lincoln National Capital Appreciation subaccount
Accumulation unit value
• Beginning of period	$3.729	$2.578			$2.171	*
• End of period	$3.120	$3.729			$2.578	*	trading began
Number of accumulation units							in 1998.
• End of period (000's ommitted)	83	98			4

Lincoln National Equity-Income subaccount
Accumulation unit value
• Beginning of period	$2.540	$2.403			$2.224	*
• End of period	$2.794	$2.540			$2.403	*	trading began
Number of accumulation units							in 1998.
• End of period (000's omitted)	63	4			1

Lincoln National Growth and Income subaccount
Accumulation unit value
• Beginning of period	$13.456	$11.512			$10.320	*
• End of period	$12.093	$13.456			$11.512	*	trading began
Number of accumulation units							in 1998.
• End of period	6	3			1

Lincoln National International subaccount
Accumulation unit value
• Beginning of period	$2.070	$1.776			$1.699	*
• End of period	$2.061	$2.070			$1.776	*	trading began
Number of accumulation units							in 1998.
• End of period (000's omitted)	24	8			2

Lincoln National Managed subaccount
Accumulation unit value
• Beginning of period	$5.645	$5.268			$4.921	*
• End of period	$5.535	$5.645			$5.268	*	trading began
Number of accumulation units							in 1998.
• End of period (000's omitted)	8	5			1

Lincoln National Money Market subaccount
Accumulation unit value
• Beginning of period	$2.626	$2.521			$2.482	*
• End of period	$2.770	$2.626			$2.521	*	trading began
Number of accumulation units							in 1998.
• End of period (000's omitted)	139	75			131

Lincoln National Social Awareness subaccount
Accumulation unit value
• Beginning of period	$6.756	$5.885			$5.407	*
• End of period	$6.160	$6.756			$5.885	*	trading began
Number of accumulation units							in 1998.
• End of period (000's omitted)	10	8			2

Lincoln National Special Opportunities subaccount
Accumulation unit value
• Beginning of period	$8.298	$8.736			$8.224	*
• End of period	$9.576	$8.298			$8.736	*	trading began
Number of accumulation units							in 1998.
• End of period (000's omitted)	3	1			1

Neuberger Berman AMT Mid-Cap Growth subaccount
Accumulation unit value
• Beginning of period	$1.516	$1.000	*
• End of period	$1.395	$1.516		trading began
Number of accumulation units				in 1999.
• End of period (000's omitted)	81	15

Neuberger Berman AMT Partners subaccount
Accumulation unit value
• Beginning of period	$1.048	$1.000	*
• End of period	$1.050	$1.048	*	trading began
Number of accumulation units				in 1999.
• End of period (000's omitted)	7	3

*	These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity of the subaccounts, through December 31. These values reflect actual numbers for the eAnnuity only.

Investment results

At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in Accumulation Unit value.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.

For additional information about performance calculations, please refer to the SAI.

Financial statements

The financial statements of the VAA and the statutory-basis financial statements of Lincoln Life are located in the SAI. You can request a free copy of the SAI through our Internet Service Center or by a written request to our servicing office.

Lincoln National Life Insurance Co.

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Variable annuity account (VAA)

On June 3, 1981, Lincoln Life established the VAA as an insurance company separate account under Indiana law. The VAA is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act), but the SEC does not supervise the VAA or Lincoln Life.

The VAA is a segregated investment account. This means that by law its assets cannot be charged with liabilities resulting from any other business that we may conduct. All income, gains and losses, realized or not, from assets allocated to the VAA are credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life.

We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by Lincoln Life in addition to the contract described in this prospectus.

Investments of the VAA

The VAA consists of several Subaccounts. A separate Subaccount corresponds to each fund. You decide the Subaccount(s) to which you allocate Purchase Payments. Shares of the funds will be sold at net asset value to the VAA in order to fund the Contract. Any transaction you make will take place at the next net asset values determined after the receipt of your transaction request. The funds are required to redeem their shares at net asset value upon our request.

A fund's prospectus explains how the net asset value for that fund is calculated. You should read the funds' prospectuses carefully before you invest in this Contract. We reserve the right to add, delete or substitute funds, subject to regulatory approval. All funds may not be available in all states.

Investment advisers

The investment advisers of the funds are:

American Century Variable Portfolios VP International is managed by American Century Investments.

Baron Capital Asset Fund is managed by BAMCO, Inc.

Delaware Group Premium Funds are managed by Delaware Management Company. The Global Bond Series is managed by Delaware International Advisers, Ltd.

Deutsche Asset Management VIT Funds are managed by Bankers Trust Company.

Janus Aspen Series Worldwide Growth Fund is managed by Janus Capital Corp.

Lincoln National Bond Fund, Lincoln National Managed Fund and Lincoln National Money Market Fund are managed by Delaware Lincoln Investment Advisers.

Lincoln National Capital Appreciation Fund is managed by Delaware Lincoln Investment Advisers and sub-advised by Janus Capital Corp.

Lincoln National Equity Income Fund is managed by Delaware Lincoln Investment Advisers and sub-advised by Fidelity Management Trust Co.

Lincoln National Growth and Income Fund is managed by Delaware Lincoln Investment Advisers and sub-advised by Goldman Sachs Asset Management.

Lincoln National International Fund is managed by Delaware Lincoln Investment Advisers and sub-advised by Delaware International Advisers, Ltd.

Lincoln National Social Awareness Fund and Lincoln National Special Opportunities Fund are managed by Vantage Investment Advisers.

Neuberger Berman Advisors Management Trust is managed by Neuberger Berman Management, Inc. and sub-advised by Neugerber Berman, LLC.

Additional information regarding the investment advisers to each of the funds may be found in the Prospectuses for the funds.

As compensation for their services to the fund, the investment advisers receive a fee from the fund, which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined under the Purchase and Redemption of Shares, in the Prospectus for the fund.

With respect to a fund, the adviser and/or distributor, or an affiliate thereof, may compensate Lincoln Life (or an affiliate) for administrative, distribution, or other services. Some funds may compensate us more than other funds. It is anticipated that such compensation will be based on assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by Lincoln Life (or an affiliate).

Descriptions of the Funds

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser.

Following are brief summaries of the investment objectives and policies of the funds. There is more detailed information in the current prospectuses for the funds.

Each Fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders in that Fund.

These definitions are very general. The precise legal definitions for these terms are contained in the Investment Company Act of 1940. Please be advised that there is no assurance that any of the funds will achieve its stated objectives.

  1.
  American Century VP International  — The fund seeks capital growth, by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The fund will invest primarily in securities of issuers located in developed markets.

  2.
  Baron Capital Asset Fund  — The fund seeks to purchase stocks, judged by the advisor, to have the potential of increasing their value at least 50% over two subsequent years, although that goal may not be achieved.

  3.
  Delaware Premium—Global Bond Series  — The fund seeks current income consistent with preservation of principal by investing primarily in fixed income securities that may also provide the potential for capital appreciation. The fund will invest in fixed income securities of issuers from at least three different countries, one of which may be the United States.

  4.
  Delaware Premium—Growth and Income Series  — The fund seeks capital appreciation with current income as a secondary objective.

  5.
  Delaware Premium—Trend Series  — The fund seeks long-term growth by investing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.

  6.
  Deutsche Equity 500 Index Fund  — The fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), which emphasizes stocks of large US companies.

  7.
  Deutsche Small Cap Index Fund  — The fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small US companies.

  8.
  Janus Aspen Worldwide Growth Fund  — The fund seeks long-term growth of capital in a manner consistent with preservation of capital. It pursues this objective by investing primarily in common stocks of companies of any size throughout the world. The portfolio normally invests in issuers from at least five different countries, including the U.S. The portfolio may at times invest in fewer than five countries or even a single country.

  9.
  Lincoln National Bond Fund  — The fund seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium-and long-term corporate and government bonds.

  10.
  Lincoln National Capital Appreciation Fund  — The fund seeks long-term growth of capital in a manner consistent with preservation of capital. The fund primarily buys stock in companies of all sizes that are competing well and with products or services are in high demand. It may also buy some money market securities and bonds, including high risk (junk) bonds.

  11.
  Lincoln National Equity-Income Fund  — The fund seeks reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks and some high-yielding bonds (including junk bonds).

  12.
  Lincoln National Growth and Income Fund  — The fund seeks long-term capital appreciation. The fund buys stocks of established companies.

  13.
  Lincoln National International Fund  — The fund seeks long-term capital appreciation. The fund trades in securities issued outside the United States — mostly stocks, with an occasional bond or money market security.

  14.
  Lincoln National Managed Fund  — The fund seeks maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds, and money market securities.

  15.
  Lincoln National Money Market Fund  — The fund seeks maximum current income consistent with the preservation of capital. The fund invests in high quality short-term obligations issued by U.S. corporations, the U.S. Government, and federally-chartered banks and U.S. branches of foreign banks.

  16.
  Lincoln National Social Awareness Fund  — The fund seeks long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social responsibility criteria.

  17.
  Lincoln National Special Opportunities Fund  — The fund seeks maximum capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.

  18.
  Neuberger Berman AMT Mid-Cap Growth Fund  — The fund seeks capital appreciation by investing primarily in common stocks of medium-capitalization companies, using a growth-oriented investment approach

  19.
  Neuberger Berman AMT Partners Fund  — The fund seeks capital growth by investing mainly in common stocks of mid-to large capitalization established companies using the value-oriented investment approach.

Fund shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the funds.

Shares of the funds are not sold directly to the general public. They are sold to Lincoln Life, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

Reinvestment of dividends and capital gain distributions

All dividend and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional Accumulation Units or Annuity Units, but are reflected in changes in unit values.

Addition, deletion or substitution of investments

We reserve the right, within the law, to add, delete and substitute series and/or funds with the VAA. We may also add, delete, or substitute series or funds only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investment or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion. We will not substitute shares of one fund for another without any necessary approval by the SEC. We will also provide you advance notice.

Charges and other deductions

We will deduct the charges described below to cover our costs and expenses of providing administrative and distribution services and for assuming certain risks under the Contract. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Surrender Charge collected may not fully cover all of the sales and distribution expenses actually incurred by us.

We may pay commissions to broker-dealers as a percentage of Purchase Payments. Commission payments will not result in increased charges and other expenses, and thus will not affect your Contract Value.

Deductions from the VAA

We deduct from the VAA an amount, computed daily, which is equal to an annual rate of 0.55% of the daily net asset value. This is our annuity asset charge. The charge compensates us for administrative expenses we incur and for mortality and expense risks we assume. Our administrative expenses include, but are not limited to, bookkeeping costs, the cost of maintaining our Internet Service Center, and the costs associated with sales of the VAA. We assume the risk that annuitants as a class may live longer than expected (mortality risk), and that expenses may be higher than the deductions for those expenses (expense risk). In either case, the loss will fall on us. Conversely, if such deductions exceed our actual expenses, the excess will be profit to us.

Surrender charge

The Surrender Charge percentage applies (except as described below) to surrenders or withdrawals according to the following schedule:

	Contract Year
	1	2	3	4 or more

Surrender Charge as % of Contract Value Withdrawn	3%	2%	1%	0%

In the case of a withdrawal, the Surrender Charge will be deducted from the remaining Contract Value and will itself be subject to a Surrender Charge.

A Surrender Charge does not apply to:

  1.
  A surrender or withdrawal after the initial payment has been invested at least three full years.

  2.
  Annuitization of the Contract by electing an Annuity Payout Option available within the Contract.

  3.
  A surrender of the Contract as a result of the death of the Contractowner; or in the case of joint Contractowners, the death of one of the Contractowners. The Surrender Charges are not waived as a result of the death of an Annuitant who is not the Contractowner.

If a non-natural person (for example, a corporation) is the Contractowner, the Annuitant will be considered the Contractowner for purposes of (3) above.

Deductions for premium taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the Contracts or the VAA will be deducted from the Contract Value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes will vary, depending upon the law of your state of residence. In those states which tax these premiums, the tax generally ranges from zero to 5.0%.

Other charges and deductions

There are deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds.

Additional information

The Surrender Charges described previously may be reduced or eliminated for any particular Contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with: (1) the Internet Service Center; (2) the use of mass enrollment procedures; (3) the performance of administrative or sales functions by the employer; (4) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees; or (5) any other circumstances which reduce distribution or administrative expenses. The exact amount of Surrender Charges applicable to a particular Contract will be stated in that Contract.

The contract

Purchase of contract

If you wish to purchase the Contract, you must apply for it through the Internet Service Center. When we receive the completed application, we decide whether to accept or reject it. If the application is accepted, the Contract is prepared and executed by our legally authorized officers. The Contract is then sent to you through the Internet Service Center. See DISTRIBUTION OF THE CONTRACTS.

Once a completed application and all other information necessary for processing a purchase order are received, the initial Purchase Payment will be invested in the VAA no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days. If an incomplete application cannot be completed within those five days, you will be informed of the reasons, and the Purchase Payment will be returned immediately (unless you specifically authorize us to keep it until the application is complete). Once the application is complete, the initial Purchase Payment must be invested in the VAA within two business days.

Purchase Payments can be mailed to: Lincoln National Life Insurance Company, P.O. Box 62120, Baltimore, MD 21264-2120.

Who can invest

To apply for the Contract, you must be of legal age—but no older than age 85—in a state where the Contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the Contracts are designed.

Purchase payments

The minimum initial Purchase Payment is $1,000. Subsequent Purchase payments to the Contract must be at least $100. Lincoln Life reserves the right to limit the sum of Purchase Payments made under this Contract to $5,000,000. Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the Contract, the maturity date or the death of the Contractowner (or joint Contractowner, if applicable), whichever comes first.

Valuation date

Accumulation Units and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m. New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.

Allocation of purchase payments

Purchase Payments are placed into the VAA's Subaccounts. Following your allocation instructions, each VAA Subaccount invests in shares of the corresponding funds.

Upon allocation to the appropriate Subaccount, Purchase Payments are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount on the Valuation Date on which the Purchase Payment is received at our servicing office, if received before 4:00 p.m. New York time. If the Purchase Payment is received at or after 4:00 p.m. New York time, we will use the Accumulation Unit value computed on the next Valuation Date. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of accumulation units

The Contract Value at any time prior to the Annuity Commencement Date equals the sum of the values of the Accumulation Units credited in the Subaccounts under the Contract.

The value of a Subaccount on any Valuation Date is the number of Accumulation Units in the Subaccount multiplied by the value of an Accumulation Unit in the Subaccount at the end of the Valuation Period.

Accumulation Units for each Subaccount are valued separately. Initially, the value of an Accumulation Unit was arbitrarily established at the inception of the Subaccount. It may increase or decrease from Valuation

Period to Valuation Period. The Accumulation Unit value for a Subaccount for any later Valuation Period is determined as follows:

  (1)
  The total value of fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus

  (2)
  The liabilities of the Subaccount at the end of the Valuation Period (such liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that Lincoln Life determines are as a result of the operations from the Variable Account); the result divided by

  (3)
  The outstanding number of Accumulation Units in the Subaccount at the beginning of the Valuation Period.

The daily charges imposed on a Subaccount for any Valuation Period represent the annuity asset charge adjusted for the number of calendar days in the Valuation Period. On an annual basis the annuity asset charge will not exceed 0.55%. The Accumulation Unit value and Annuity Unit value may increase or decrease the dollar value of benefits under the Contract. The dollar value of benefits will not be adversely affected by expenses incurred by Lincoln Life.

Transfers between subaccounts on or before the annuity commencement date

You may transfer all or a portion of your investment from one Subaccount to another. A transfer involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in another Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received. Currently, there is no charge for a transfer. However, we reserve the right to impose a charge in the future for transfers.

A transfer may be made through our Internet Service Center or by writing to our servicing office. In order to prevent unauthorized or fraudulent Internet transfers, we may require Contractowners to provide certain identifying information before we will act upon their instructions. We may also assign the Contractowner a password to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Confirmation of all transfer requests will be mailed electronically to the Contractowner on the next Valuation Date. Internet transfers will be processed on the Valuation Date that they are received when they are received at our Internet Service Center before 4 p.m. EST.

We reserve the right to refuse a transfer if, in the investment advisor's judgement, we would be unable to invest effectively according to the Fund's or Series' investment objectives as a result of such a transfer. We reserve the right to revise the transfer privilege at any time.

When thinking about a transfer of Contract Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. This contract is NOT designed for professional market timing organizations or other entities using programmed and frequent transfers. Repeated patterns of frequent transfers are disruptive to the operation of the subaccounts.

Transfers after the annuity commencement date

You may transfer all or a portion of your investment in one Subaccount to another Subaccount. Those transfers will be limited to three times per Contract Year. Currently, there is no charge for these transfers. However, we reserve the right to impose a charge in the future for transfers.

Death benefit before the annuity commencement date

You may designate a Beneficiary during your lifetime and, unless prohibited by a previous designation, change the Beneficiary by filing a written request with our servicing office, or through our Internet Service Center. Each change of Beneficiary revokes any previous designation.

If there is a single Contractowner and the Contractowner dies before the Annuity Commencement Date, the Death Benefit paid to the designated Beneficiary will be the Contract Value as of the day on which Lincoln Life approves the payment of the claim.

The value of the Death Benefit will be determined as of the date on which the death claim is approved for payment. This approval will be granted upon receipt of: (1) proof, satisfactory to us, of the death of the owner; (2) written authorization for payment; and (3) our receipt of all required claim forms, fully completed.

If a lump sum settlement is requested, the proceeds will be paid within seven days of receipt of satisfactory claim documentation as discussed previously. Contract proceeds from the VAA will be paid within seven days as stated previously, except (i) when the NYSE is closed (except weekends and holidays); (ii) at times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or (iii) when the SEC so orders to protect contract owners. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of Death Benefits. All payments must satisfy the requirements of Internal Revenue Code of 1986, as amended, (Code) section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits are taxable. See Federal tax matters—Taxation of Death Benefits.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:

  1.
  If any Beneficiary dies before the Contractowner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or
  2.
  If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner's estate.

The Death Benefit payable to the Beneficiary must be distributed within five years of the Contractowner's date of death unless the Beneficiary begins receiving within one year of the Contractowner's death substantially equal installments over a period not extending beyond the Beneficiary's life expectancy.

If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the Contract as Contractowner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner and the above distribution rules apply.

If there are joint Contractowners, upon the death of the first joint Contractowner, the surviving joint Contractowner will receive the Death Benefit. The surviving joint Contractowner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary.

If the surviving joint Contractowner, as spouse of the deceased joint Contractowner, continues the Contract as the sole owner in lieu of receiving the Death Benefit, then the designated Beneficiary(s) will receive the Death Benefit upon the death of the surviving spouse.

Joint ownership

If a joint Contractowner is named in the application, the joint Contractowners shall be treated as having equal undivided interests in the Contract. Either Contractowner, independently of the other, may exercise any ownership rights in this Contract. Only spouses may be joint Contractowners.

Death of annuitant

If the Annuitant is also the Contractowner or a joint Contractowner, then the Death Benefit will be subject to the provisions of this Contract regarding death of the Contractowner. If the surviving spouse assumes the Contract, the contingent Annuitant becomes the Annuitant. If no contingent Annuitant is named, the surviving spouse becomes the Annuitant.

If an Annuitant who is not the Contractowner or joint Contractowner dies, then the contingent Annuitant, if any, becomes the Annuitant. If no contingent Annuitant is named, the Contractowner (or joint owner if younger) becomes the Annuitant.

Surrenders and withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the Contract or a withdrawal of the Contract Value upon your written request or through our Internet Service Center, subject to the rules discussed below. None of the current annuitization options allow surrender or withdrawal rights after the Annuity Commencement Date.

The Contract Value available upon surrender/withdrawal is the cash surrender value (Contract Value less any applicable Surrender Charge) at the end of the Valuation Period during which the request for surrender/withdrawal is received at the servicing office or Internet Service Center. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA in the same proportion that the amount of withdrawal bears to the total Contract Value. The minimum amount which can be withdrawn is $300, and the remaining Contract Value must be at least $1000. Unless prohibited, surrender/withdrawal payments will be mailed or electronically transferred within seven days after we receive a valid request at the servicing office or through the Internet Service Center. The payment may be postponed as permitted by the Investment Company Act of 1940.

There may be charges associated with surrender of the Contract or withdrawal of Contract Value. These charges are deducted from the amount you request to be withdrawn. See CHARGES AND OTHER DEDUCTIONS.

The tax consequences of a surrender or withdrawal are discussed in the section FEDERAL TAX STATUS of this prospectus.

We reserve the right to terminate the Contract, if your Contract fails to meet minimum Contract Value or payment frequencies as set forth in your state's nonforfeiture law for individual deferred annuities.

Amendment of contract

We reserve the right to amend the Contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified of any changes, modifications or waivers.

Ownership

As Contractowner, you have all rights under the Contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries. The assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. IRAs may not be assigned or transferred except as permitted by a domestic relations order and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

Contractowner questions

The obligations to purchasers under the Contracts are those of Lincoln Life. Questions about your Contract should be directed to us by e-mail to our Internet Service Center or in writing to our servicing office.

Annuity payouts

You may select any Annuity Commencement Date permitted by law provided that the Annuity Commencement Date occurs before the Annuitant's (or the elder of the joint Annuitants') 85th birthday. You may select one of the forms of payout of annuities available under the Contract (described below). Annuity payments to you under any of the Annuity Payout Options are made on a monthly basis and may vary in amount.

Annuity options

Life annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. HOWEVER, THERE IS THE RISK UNDER THIS OPTION THAT THE RECIPIENT WOULD RECEIVE NO PAYOUTS IF THE ANNUITANT DIES BEFORE THE DATE SET FOR THE FIRST PAYOUT; ONLY ONE PAYOUT IF DEATH OCCURS BEFORE THE SECOND SCHEDULED PAYOUT, AND SO ON.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a guaranteed period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The guaranteed period is selected by the Contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a guaranteed period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The guaranteed period is selected by the Contractowner.

General information

None of the options listed above currently provide withdrawal features permitting the Contractowner to withdraw commuted values as a lump sum payment. We may make available other options, with or without withdrawal features. Options are only available to the extent they are consistent with the requirements of the Contract as well as Sections 72(s) and 401(a)(9) of the Code, if applicable. The annuity asset charge will be assessed on all variable Annuity Payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.

The Annuity Commencement Date is usually on or before the Annuitant's 85th birthday. You may change the Annuity Commencement Date or change the Annuity Payout Option up to the scheduled Annuity Commencement Date, through our Internet Service Center or by written notice to the servicing office. You must give us at least 14 days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout Option.

Unless you select another option, the Contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a variable basis, in proportion to the Subaccount allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for payouts for a guaranteed period, the number of payouts which remain unpaid at the date of the Annuitant's death (or surviving Annuitant's death in case of joint life annuity) will be paid to the Contractowner if living, otherwise to your Beneficiary as payouts become due.

Variable annuity payouts

Variable Annuity Payouts will be determined using:

  1.
  The Contract Value on the Annuity Commencement Date;
  2.
  The annuity tables contained in the Contract;
  3.
  The Annuity Payout Option selected; and
  4.
  The investment performance of the funds selected.

We determine the amount of Annuity Payouts by:

  1.
  Determining the dollar amount of the first periodic payout; then
  2.
  Crediting the Contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
  3.
  Calculating the value of the Annuity Units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying funds perform, relative to the 5%

assumed rate. The SAI contains a more complete explanation of this calculation.

Federal tax matters

Introduction

The Federal income tax treatment of the Contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and the Contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with the Contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of nonqualified annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a Contract not issued in connection with a qualified retirement plan receiving special tax treatment under the Code, such as an IRA or a section 403(b) plan.

Tax deferral on earnings

The Federal income tax law generally does not tax any increase in the Contract Value until you receive a Contract distribution. However, for this general rule to apply, certain requirements must be satisfied:

  •
  An individual must own the Contract or the tax law must treat the contact as owned by an individual.
  •
  The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
  •
  The right to choose particular investments for the Contract must be limited.
  •
  The Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Contracts not owned by an individual

If the Contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the Contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the Contract. Examples of contracts where the owner pays current tax on the Contract's earnings are contracts issued to a corporation or a trust. Exceptions to this rule exist. For example, the Code treats a contract as owned by an individual if the named owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees.

Investments in the VAA must be diversified

For the Contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the total amount paid into the Contract. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions on investment options

Federal income tax law limits your rights to choose particular options offered through the Contract. Because the Internal Revenue Service has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the Subaccounts may exceed those limits. If so, the Contractowner would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the Internal Revenue Service in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the Contract without Contractowner's consent to try to prevent the tax law from considering them as the owner of the assets of the VAA.

Age at which annuity payouts begin

Federal income tax rules do not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the Contract's Purchase Payments and earnings. If Annuity Payouts under the Contract begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the tax law will not treat the Contract as an annuity for Federal income tax purposes. In that event, Contractowner would be currently taxable on the excess of the Contract Value over the amounts paid into the Contract.

Tax treatment of payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that the Contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in the Contract Value until there is a distribution from the Contract.

The IRS has issued new proposed Regulations effective January 1, 2002 concerning required minimum distributions. The proposed Regulations may impact the distribution method you have chosen and the amount of your distributions. Please contact your tax adviser regarding the tax ramifications.

Taxation of withdrawals and surrenders

You will pay tax on withdrawals to the extent their Contract Value exceeds Purchase Payments in the Contract. This income (and all other income from the Contract) is considered ordinary income. A higher rate of tax is paid on ordinary income than on capital gains. A Contractowner will pay tax on a surrender to the extent the amount received exceeds Purchase Payments. In certain circumstances Purchase Payments are reduced by amounts received from the Contract that were not included in income.

Taxation of annuity payouts

The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of Purchase Payments in the Contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the Contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant's death and before the total amount of the Purchase Payments in the Contract has been received, the amount not received generally will be deductible.

Taxation of death benefits

We may distribute amounts from the Contract because of the death of a Contractowner. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.

  •
  Death prior to the Annuity Commencement Date—

  •
  If the Beneficiary receives Death Benefits under an Annuity Payout Option, they are taxed in the same manner as Annuity Payouts.

  •
  If the Beneficiary does not receive Death Benefits under an Annuity Payout Option, they are taxed in the same manner as a withdrawal.

  •
  Death after the Annuity Commencement Date—

  •
  If Death Benefits are received in accordance with the existing Annuity Payout Option, they are excludible from income if they do not exceed the Purchase Payments not yet distributed from the Contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.

  •
  If Death Benefits are received in a lump sum, the tax law imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.

Penalty taxes payable on withdrawals, surrenders, or annuity payouts

The Code may impose a 10% penalty tax on any distribution from the Contract which Contractowner must include in gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:

  •
  you receive on or after you reach age 59 1/2,

  •
  you receive because you became disabled (as defined in the tax law),

  •
  a Beneficiary receives on or after your death, or

  •
  you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special rules if you own more than one annuity contract

In certain circumstances, we must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one Contract. Treating two or more contracts as one Contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the penalty tax described above.

Loans and assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion.

Gifting a contract

If you transfer ownership of the Contract to a person other than the your spouse, and receive a payment less than the Contract Value, you will pay tax on the Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner's Purchase Payments in the Contract would then be increased to reflect the amount included in your income.

Loss of interest deduction

After June 8, 1997, if the Contract is issued to a taxpayer that is not an individual, or if the Contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses. This disallowance does not apply if you pay tax on the annual increase in the Contract Value. Entities that are considering purchasing the Contract, or entities that will benefit from someone else's ownership of the Contract, should consult a tax advisor.

Qualified retirement plans

We also designed the Contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with different types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this Prospectus does not attempt to provide more than general information about use of the Contract with the various types of qualified plans. Persons planning to use the Contract in connection with a qualified plan should obtain advice from a competent tax advisor.

Types of qualified contracts and terms of contracts

Currently, we issue contracts in connection with the following types of qualified plans:

  •
  Individual Retirement Accounts and Annuities ("Traditional IRAs")

  •
  Roth IRAs

We may issue the Contract for use with other types of qualified plans in the future.

We will amend contracts to be used with a qualified plan as generally necessary to conform to tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the Contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the Contract, unless we consent.

Tax treatment of qualified contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,

  •
  Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified plan and the Contractowner's specific circumstances, for example, your compensation.

  •
  Under traditional IRAs, the Contractowner must begin receiving payments from the Contract in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

Tax treatment of payments

Federal income tax rules generally include distributions from a qualified contract in your income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

Federal penalty taxes payable on distributions

The Code may impose a 10% penalty tax on the amount received from the qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract purchased. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or Annuity Payout:

  •
  received on or after you reach age 59 1/2,

  •
  received on or after your death or because of your disability (as defined in the tax law),

  •
  received as a series of substantially equal periodic payments for the your life (or life expectancy), or

  •
  received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and direct rollovers

In many circumstances, money may be moved between qualified contracts and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If the applicable rules are not followed, you may suffer adverse Federal income tax consequences, including paying taxes you might not otherwise have had to be pay. A qualified advisor should always be consulted before you move or attempt to move funds between any qualified plan or contract and another qualified plan or contract.

The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or (b) plans, HR 10 plans, and contracts used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans.) The direct rollover rules require that we withhold Federal income tax equal to 20% of the eligible rollover distribution from the distribution amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. Before we send a rollover distribution, we will provide you with a notice explaining these requirements and how the 20% withholding can be avoided by electing a direct rollover.

Federal income tax withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under the Contract unless the Contractowner notifies us at or before the time of the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.

Tax status of Lincoln Life

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the VAA. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the VAA. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.

Changes in the law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Voting rights

As required by law, we will vote the funds shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners that have interests in any Subaccounts which invest in the funds. If the Investment Company Act of 1940 or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the funds shares in our own right, we may elect to do so.

The number of votes which the Contractowner has the right to cast will be determined by applying the Contractowner's percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

Shares held in a Subaccount for which no timely instructions are received will be voted by us in proportion to the voting instructions which are received for all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will furnish Contractowners with a voting interest in a Subaccount with proxy voting material, reports and voting instruction forms. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote funds shares.

Distribution of the contracts

We are the distributors of the Contracts. They will be sold through the Internet Service Center we maintain for this purpose. We are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers (NASD).

Return privilege

Within the free-look period after you receive the Contract, you may cancel it for any reason through our Internet Service Center or by delivering or mailing it, postage prepaid, to Lincoln Financial Direct at P.O. Box 691, Leesburg, VA 20178. A Contract canceled under this provision will be void and your Contract Value will be returned. No Surrender Charge will be assessed.

The Purchase Payments will be invested in the Lincoln National Money Market Fund during the free-look period.

State regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance.

Our books and accounts are subject to review and examination by the Indiana Insurance Department at all times. That Department conducts a full examination of our operations at least every five years.

Records and reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with the Delaware Service Company, 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA. We will electronically mail to you, at your last known e-mail address, at least semiannually after the first Contract Year, reports containing information required by the 1940 Act or any other applicable law or regulation.

Other information

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the Contracts being offered here. This prospectus is only a part of that registration statement and, therefore, does not contain all the information in the registration statement, its amendments and exhibits. Please refer to the complete registration statement for further information about the VAA, Lincoln Life and the Contracts offered. Statements in this prospectus about the content of Contracts and other legal instruments are summaries. For the complete text of those Contracts and instruments, please refer to those documents as filed with the SEC.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and services for individually sold life insurance and annuities.

Legal proceedings

Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.

Lincoln Life has also reached an agreement in principle to resolve its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The agreement, which is subject to court approval, is expected to become final later in 2001.

After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.

Statement of Additional
Information table of
contents for the VAA

Item

General information and history of Lincoln Life

Special terms

Services

Purchase of securities being offered

Calculation of investment results

Annuity payouts

Determination of accumulation and annuity unit value

Advertising and sales literature

Financial statements

For a free copy of the SAI please see page one of this prospectus.

eAnnuity™
Lincoln National
Variable Annuity Account C (VAA) (Registrant)

Lincoln National
Life Insurance Company (Depositor)

Statement of Additional Information (SAI)

This SAI should be read in conjunction with the eAnnuity prospectus of the VAA dated May 1, 2001.
You may request a free copy of the eAnnuity VAA Prospectus from help@AnnuityServicing.com or you may write Annuity Net, Inc., P.O. Box 691, Leesburg, VA 20178.

Table of contents

Page

General information and history
of Lincoln Life	B-2

Special terms	B-2

Services	B-2

Purchase of securities being offered	B-2

Calculation of investment results	B-2

Annuity payouts	B-5

Determination of accumulation and
annuity unit value	B-5

Advertising and sales
literature	B-6

Financial statements	B-7

This SAI is not a Prospectus.

The date of this SAI is May 1, 2001.

General information
and history of
Lincoln National Life
Insurance Co. (Lincoln Life)

The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana stock insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corp. (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.

Special terms

The special terms used in this SAI are the ones defined in the prospectus. They are capitalized to make this document more understandable.

Services

Independent auditors

The financial statements of the variable annuity account (VAA) and the statutory-basis financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.

Keeper of records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by Lincoln Life. No separate charge against the assets of the VAA is made by Lincoln Life for this service. We have entered into an agreement with Delaware Service Co., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the VAA.

Underwriter

Lincoln Life is the principal underwriter for the variable annuity contract. We may not offer a Contract continuously or in every state. Lincoln Life retains no underwriting commission from the sale of the Variable Annuity Contracts.

Purchase of securities being offered

The variable annuity contract is offered to the public through Lincoln Life's Internet Service Center. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus, the Surrender Charges may be waived.

There are exchange privileges between Subaccounts. (See The Contract in the Prospectus.) No exchanges are permitted between the VAA and other separate accounts.

Calculation of investment results

Money Market Fund subaccounts:

At times the VAA may advertise the Money Market subaccount's yield. The yield refers to the income generated by an investment in the subaccount over a seven-day period. This income is then annualized. The process of annualizing, results when the amount of income generated by the investment during that week, is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The yield figure is based on historical earnings and is not intended to indicate future performance.

The 7-day Money Market yield reported is determined by calculating the change in unit value for the base period (the 7-day period ended December 31, 1999); then dividing this figure by the account value at the beginning of the period; then annualizing. This yield includes all deductions charged to the contractowner's account, and excludes any realized gains and losses from the sale of securities. The 7-day Money Market yield as of December 31, 2000 was 5.48%.

Standard investment results:

Standard performance is based on a formula to calculate performance that is prescribed by the SEC. Under rules issued by the SEC, standard performance must be included in any marketing material that discusses the performance of the VAA and the subaccounts. This information represents past performance and does not indicate or represent future performance.

Average annual return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

n
P (1 + T)	= ERV

Where: P = a hypothetical initial purchase payment of $1,000

  T = average annual total return for the period in question
  n = number of years
  ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000   purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional portion thereof)
  The formula assumes that: (1) all recurring fees have been charged to the contractowner accounts; (2) all applicable non-recurring charges (including any surrender charges) are deducted at the end of the period in question; and (3) there will be a complete redemption upon the anniversary of the 1-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we will report standard performance back to the first date that the Fund became available in the VAA. Because standard performance reporting periods of less than one year could be misleading, we may report "N/A's" for standard performance until one year after the option became available in the Separate Account.

Standard performance data As of December 31, 2000

Subaccounts	1-year	5-year	10-year/ Since Inception	Commenced

American Century VP Intl	-18.94%	N/A	12.69%	1/29/99

Baron Capital Asset	-5.12	N/A	12.82	1/29/99

Delaware Prem Global Bond	-1.69	N/A	3.09	5/1/96

Delaware Prem Gro & Inc	8.48	N/A	12.61	5/1/96

Delaware Prem Trend	-9.57	N/A	18.02	5/1/96

Deutsche Equity 500 Index	-11.54	N/A	0.98	1/29/99

Deutsche Small Cap Index	-6.48	N/A	5.45	1/29/99

Janus Aspen Worldwide Gro	-17.90	N/A	13.00	1/29/99

LN Bond	8.07	5.03%	7.28	12/21/81

LN Capital Appreciation	-17.99	19.54	17.94	1/3/94

LN Equity-Income	7.81	15.25	15.93	1/3/94

LN Growth and Income	-11.93	14.23	14.89	12/21/81

LN International	-2.43	8.80	8.13	5/1/91

LN Managed	-3.91	9.77	10.74	4/29/83

LN Money Market	3.38	4.64	4.17	1/7/82

LN Social Awareness	-10.66	17.00	17.37	5/2/88

LN Special Opportunities	13.09	11.52	14.85	12/21/81

NB AMT Mid-Cap Growth	-9.81	N/A	17.73	1/29/99

NB AMT Partners	-1.86	N/A	1.49	1/29/99

Non-standard investment results:

The VAA may report its results over various periods—daily, monthly, three-month, six-month, year-to-date, yearly (fiscal year), three, five, ten years or more and lifetime—and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Performance information for the periods prior to the date that a Fund became available in the VAA will be calculated based on (1) the performance of the Fund adjusted for Contract charges (ie: mortality and expense risk fees, any applicable administrative charges, and the management and other expenses of the fund) and (2) the assumption that the subaccounts were in existence for the same periods as indicated for the Fund. It may or may not reflect charges for any Riders (ie: EGMDB) that were in effect during the time periods shown. This performance is referred to as non-standardized performance data. Such results may be computed on a cumulative and/or annualized basis. We may also report performance assuming that you deposited $10,000 into a subaccount at inception of the underlying fund or 10 years ago (whichever is less). This non-standard performance may be shown as a graph illustrating how that deposit would have increased or decreased in value over time based on the performance of the underlying fund adjusted for Contract charges. This information represents past performance and does not indicate or represent future performance. The investment return and value of a Contract will fluctuate so that contractowner's investment may be worth more or less than the original investment.

Cumulative quotations are arrived at by calculating the change in Accumulation Unit Value between the first and last day of the base period being measured, and expressing the difference as a percentage of the unit value at the beginning of the base period. Annualized quotations are arrived at by applying a formula which reflects the level rate of return, which if earned over the entire base period, would produce the cumulative return.

Non-standard performance data as of December 31, 2000 (Adjusted for Contract Expense Charges):

eAnnuity Subaccounts	YTD	1-year	3-year	5-year	10-year		Since Inception	As if Commenced

American Century VP Intl	-17.28%	-17.28%	16.82%	16.44%	N/A	%	13.01%	5/1/1994

Baron Capital Asset	-3.19	-3.19	N/A	N/A	N/A		27.68	10/1/1998

Delaware Global Bond	0.32	0.32	1.04	N/A	N/A		3.09	5/1/1996

Delaware Growth & Income	10.70	10.70	5.75	13.15	14.19		11.11	7/28/1988

Delaware Trend	-7.73	-7.73	21.75	19.21	N/A		18.91	12/27/1993

Deutsche Equity 500 Index	-9.73	-9.73	11.46	N/A	N/A		11.13	10/1/1997

Deutsche Small Cap Index	-4.57	-4.57	3.52	N/A	N/A		4.54	8/25/1997

Janus Aspen Worldwide Growth	-16.23	-16.23	20.66	22.32	N/A		21.58	9/13/1993

Lincoln National Bond	10.28	10.28	4.96	5.03	7.28		9.64	12/28/1981

Lincoln National Capital Appreciation	-16.32	-16.32	18.42	19.54	N/A		17.94	2/3/1994

Lincoln National Equity-Income	10.01	10.01	9.24	15.25	N/A		15.93	2/3/1994

Lincoln National Growth and Income	-10.13	-10.13	7.91	14.23	14.89		14.46	12/28/1981

Lincoln National International	-0.44	-0.44	9.78	8.80	N/A		8.13	5/1/1991

Lincoln National Managed	-1.95	-1.95	5.60	9.77	10.74		10.59	4/27/1983

Lincoln National Money Market	5.49	5.49	4.73	4.64	4.17		5.93	1/7/1982

Lincoln National Social Awareness	-8.83	-8.83	7.66	17.00	17.37		15.86	5/2/1988

Lincoln National Special Opportunties	15.40	15.40	5.20	11.52	14.85		13.06	12/28/1981

NB AMT Mid-Cap Growth	-7.97	-7.97	24.96	N/A	N/A		29.93	11/3/1997

NB AMT Partners	0.15	0.15	3.48	13.26	N/A		14.21	3/22/1994

Annuity payouts

Variable Annuity Payouts

Variable Annuity Payouts will be determined on the basis of: (1) the value of the Contract on the Annuity Commencement Date; (2) the annuity tables contained in the Contract; (3) the type of annuity option selected; and (4) the investment performance of the eligible Fund(s) selected. In order to determine the amount of variable Annuity Payouts, Lincoln Life makes the following calculation: first, it determines the dollar amount of the first payout; second, it credits the Annuitant with a fixed number of Annuity Units based on the amount of the first payout; and third, it calculates the value of the Annuity Units each period thereafter. These steps are explained below.

The dollar amount of the first variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the Contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the Contract. The first variable Annuity Payout will be paid within 14 days after the Annuity Commencement Date. The monthly anniversary of the Annuity Commencement Date will become the date on which all future Annuity Payouts will be calculated. Amounts shown in the tables are based on the 1983(a) Individual Mortality Table modified, with an assumed investment return at the rate of 5% per annum. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value under the Contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The 5% interest rate stated above is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds 5%, the payment will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 5%, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.

Lincoln Life may use sex distinct annuity tables in Contracts where not prohibited by law.

At an Annuity Commencement Date, the Annuitant is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying eligible Funds. The amount of the second and subsequent annuity payouts is determined by multiplying the Contractowner's fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending on the monthly anniversary of the annuity commencement date.

The value of each Subaccount Annuity Unit was arbitrarily established. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined as follows:

1.
The total value of Fund or Series shares held in the Subaccount is calculated by multiplying the number of shares by the net asset value at end of Valuation Period plus any dividend or other distribution.

2.
The liabilities of the Subaccount, including daily charges and taxes, are subtracted

3.
The result is divided by the number of Annuity Units in the Subaccount at the beginning of Valuation Period, and adjusted by a factor to neutralize the assumed investment return in the annuity table.

The value of the Annuity Units is determined as of the monthly anniversary of the Annuity Commencement Date to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.

Proof of age, sex and survival

Lincoln Life may require proof of age, sex or survival of any payee upon whose age, sex or survival payouts depend.

Determination of
accumulation and
annuity unit value

A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. It may also be closed on other days.

Since the portfolios of some of the Funds and Series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those Funds and Series and of the variable account could therefore be significantly affected) on days when the investor has no access to those Funds and Series.

Advertising and sales literature

In marketing the variable annuity Contracts, we may refer to certain ratings assigned to us under the Rating System of the A.M. Best Co., Oldwick, New Jersey. The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide Best's opinion about that company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the insurance company. In marketing the Contracts and the underlying funds, we may at times use data published by other nationally-known independent statistical services. These service organizations provide relative measures of such factors as an insurer's claims paying ability, the features of particular Contracts, and the comparative investment performance of the funds with other portfolios having similar objectives. A few such services are: Duff & Phelps, the Lipper Group, Moody's, Morningstar, Standard and Poor's and VARDS.

Marketing materials may employ illustrations of compound interest and dollar-cost averaging, discuss automatic withdrawal services, and describe our customer base, assets, and our relative size in the industry. They may also discuss other features of Lincoln Life, the VAA, the funds and their investment management. Lincoln Life may refer to the following organizations (and others) in its marketing materials:

A.M. BEST'S RATING SYSTEM evaluates the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

FITCH provides ratings on over 800 insurance entities in close to 30 countries. The Insurance Group maintains three significant analytical staffing centers in Chicago, London and New York, and also coordinates local analytical resources in other parts of the world on behalf of Fitch's global office network.

EAFE Index is prepared by Morgan Stanley Capital International (MSCI). It measures performance of securities in Europe, Australia and the Far East. The index reflects the movements of world stock markets by representing the evolution of an unmanaged portfolio. The EAFE Index offers international diversification with over 1000 companies across 20 different countries.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

MOODY'S insurance claims-paying rating is a system of rating insurance company's financial strength, market leadership and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

MORNINGSTAR is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuity contracts.

STANDARD & POOR's CORP. insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with the terms. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

STANDARD & POOR'S 500 INDEX (S&P 500) — broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the S&P 500. The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares and publication of the index itself are services of Standard & Poor's Corp., a financial advisory, securities rating and publishing firm.

NASDAQ-OTC Price Index — this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

DOW JONES INDUSTRIAL AVERAGE (DJIA) — price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including American Express Co. and American Telephone and Telegraph Co. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

In its advertisements and other sales literature for the VAA and the eligible Funds, Lincoln Life intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-cost averaging illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those Subaccounts.

Automatic withdrawal service. A service provided by Lincoln Life, through which a Contractowner may take any distribution allowed by Code Section 401(a)(9) in the case of qualified contracts, or permitted under Code Section 72 in the case of nonqualified contracts, by way of an automatically generated payment.

Lincoln Financial Group. Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $100 billion and annual consolidated revenues of $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.

Lincoln Life's customers. Sales literature for the VAA, the Funds and Series may refer to the number of employers and the number of individual annuity clients which Lincoln Life serves. As of the date of this Prospectus, Lincoln Life was serving over 15,000 organizations and more than 1.5 million individuals.

Lincoln Life's assets, size. Lincoln Life may discuss its general financial condition (see, for example, the reference to A.M. Best Co., above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any subclassification of those companies, based upon recognized evaluation criteria. For example, Lincoln Life is the 12th largest U.S. life insurer based upon overall assets. As of December 31, 2000, Lincoln Life had statutory admitted assets of over $76 billion.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.

We may quote the historical performance of the funds, predating their inclusion in the VAA, provided that the policies and objectives of a fund have remained substantially the same.

Other Information

Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the Prospectus for each fund for more information about mixed funding.

Financial statements

Financial statements of the VAA and the statutory-basis financial statements of Lincoln Life appear on the following pages.

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Lincoln National Variable Annuity Account C
Statement of assets and liability
December 31, 2000

	Combined	AFIS Growth Class 2 Subaccount	AFIS International Class 2 Subaccount	American Century VP International Subaccount	AVPSF Technology Class B Subaccount

Assets
• Investments at Market – Affiliated (Cost $8,947,700,301)	$10,942,827,981	$—	$—	$—	$—
• Investments at Market – Unaffiliated (Cost $1,510,439,476)	1,281,219,200	189,342,369	20,860,387	139,562	54,591,427

Total Assets	12,224,047,181	189,342,369	20,860,387	139,562	54,591,427
• Liability – Payable to The Lincoln National Life Insurance Company	1,023,837	15,875	1,732	6	4,695

NET ASSETS	$12,223,023,344	$189,326,494	$20,858,655	$139,556	$54,586,732

Percentage of net assets	100.00%	1.55%	0.17%	0.01%	0.45%

Net assets are represented by:
Multi-Fund-Registered Trademark- without GMDB Rider
• Units in accumulation period		184,154,139	23,268,182	—	69,406,745
• Annuity reserves units		1,128,424	202,823	—	179,939
• Unit value		$0.995	$0.861	$—	$0.769

• Value in accumulation period		183,285,850	20,038,511	—	53,381,302
• Annuity reserves		1,123,104	174,671	—	138,392
Multi-Fund-Registered Trademark- with GMDB Rider
• Units in accumulation period		4,949,850	750,887	—	1,389,921
• Unit value		$0.993	$0.860	$—	$0.768

• Value in accumulation period		4,917,540	645,473	—	1,067,038
eAnnuity™
• Units in accumulation period		—	—	108,766	—
• Annuity reserves units		—	—	—	—
• Unit value		$—	$—	$1.283	$—

• Value in accumulation period		—	—	139,556	—
• Annuity reserves		—	—	—	—

NET ASSETS		$189,326,494	$20,858,655	$139,556	$54,586,732

	Janus Aspen Worldwide Growth Subaccount	LN Aggressive Growth Subaccount	LN Bond Subaccount	LN Capital Appreciation Subaccount	LN Eqity- Income Subaccount

Assets
• Investments at Market – Affiliated (Cost $8,947,700,301)	$—	$502,348,486	$276,436,090	$1,610,069,682	$830,552,847
• Investments at Market – Unaffiliated (Cost $1,510,439,476)	428,326,204	—	—	—	—

Total Assets	428,326,204	502,348,486	276,436,090	1,610,069,682	830,552,847
• Liability – Payable to The Lincoln National Life Insurance Company	35,448	42,533	22,803	136,088	69,148

NET ASSETS	$428,290,756	$502,305,953	$276,413,287	$1,609,933,594	$830,483,699

Percentage of net assets	3.50%	4.11%	2.26%	13.17%	6.79%

Net assets are represented by:
Multi-Fund-Registered Trademark- without GMDB Rider
• Units in accumulation period	349,677,486	233,175,048	51,363,134	510,682,818	294,144,130
• Annuity reserves units	951,303	404,075	105,843	1,829,965	1,164,785
• Unit value	$1.199	$2.128	$5.282	$3.087	$2.764

• Value in accumulation period	419,176,139	496,307,950	271,319,552	1,576,650,546	813,070,389
• Annuity reserves	1,140,375	860,064	559,101	5,649,722	3,219,688
Multi-Fund-Registered Trademark- with GMDB Rider
• Units in accumulation period	6,256,602	2,439,570	866,221	8,960,152	5,124,817
• Unit value	$1.194	$2.106	$5.227	$3.055	$2.735

• Value in accumulation period	7,470,247	5,137,939	4,527,644	27,373,006	14,017,090
eAnnuity™
• Units in accumulation period	317,536	—	1,307	78,495	57,173
• Annuity reserves units	73,196	—	—	4,928	6,010
• Unit value	$1.290	$—	$5.347	$3.120	$2.794

• Value in accumulation period	409,581	—	6,990	244,942	159,740
• Annuity reserves	94,414	—	—	15,378	16,792

NET ASSETS	$428,290,756	$502,305,953	$276,413,287	$1,609,933,594	$830,483,699

See accompanying notes.

	AVPSF Growth Class B Subaccount	Baron Capital Asset Subaccount	Deutsche Equity 500 Index Subaccount	Deutsche Small Cap Index Subaccount	DGPF Trend Subaccount	DGPF Growth and Income Subaccount	DGPF Global Bond Subaccount	DGPF REIT Subaccount	Fidelity VIP Growth Service Class Subaccount	Fidelity VIP II Contrafund Service Class Subaccount

Assets
• Investments at Market – Affiliated (Cost $8,947,700,301)	$—	$—	$—	$—	$516,351,950	$91,442,987	$11,659,801	$29,880,200	$—	$—
• Investments at Market – Unaffiliated (Cost $1,510,439,476)	5,398,327	23,090,242	102,374,986	14,090,442	—	—	—	—	162,952,359	67,208,768

Total Assets	5,398,327	23,090,242	102,374,986	14,090,442	516,351,950	91,442,987	11,659,801	29,880,200	162,952,359	67,208,768
• Liability – Payable to The Lincoln National Life Insurance Company	447	1,951	8,553	1,200	44,256	7,651	958	2,467	13,724	5,654

NET ASSETS	$5,397,880	$23,088,291	$102,366,433	$14,089,242	$516,307,694	$91,435,336	$11,658,843	$29,877,733	$162,938,635	$67,203,114

Percentage of net assets	0.04%	0.19%	0.84%	0.12%	4.22%	0.75%	0.10%	0.24%	1.33%	0.55%

Net assets are represented by:
Multi-Fund-Registered Trademark- without GMDB Rider
• Units in accumulation period	5,810,068	18,359,205	100,922,041	11,525,649	236,656,424	50,851,938	9,959,467	25,198,769	150,874,224	60,708,211
• Annuity reserves units	36,879	—	744,211	85,109	436,999	531,833	103,631	39,690	673,442	193,788
• Unit value	$0.903	$1.163	$0.979	$1.108	$2.129	$1.705	$1.128	$1.171	$1.047	$1.058

• Value in accumulation period	5,249,166	21,346,969	98,780,272	12,767,329	503,843,559	86,706,165	11,237,344	29,519,239	157,904,618	64,214,327
• Annuity reserves	33,318	—	728,417	94,278	930,374	906,814	116,928	46,495	704,823	204,980
Multi-Fund-Registered Trademark- with GMDB Rider
• Units in accumulation period	127,958	1,448,876	2,776,687	819,108	5,356,604	2,257,802	270,767	266,822	4,152,939	2,642,459
• Unit value	$0.902	$1.158	$0.975	$1.103	$2.107	$1.687	$1.116	$1.169	$1.042	$1.053

• Value in accumulation period	115,396	1,677,876	2,707,032	903,685	11,285,640	3,809,238	302,295	311,999	4,329,194	2,783,807
eAnnuity™
• Units in accumulation period	—	49,338	37,472	155,791	113,415	7,615	1,995	—	—	—
• Annuity reserves units	—	—	107,481	130,959	2,327	—	—	—	—	—
• Unit value	$—	$1.286	$1.040	$1.130	$2.144	$1.723	$1.141	$—	$—	$—

• Value in accumulation period	—	63,446	38,961	176,001	243,132	13,119	2,276	—	—	—
• Annuity reserves	—	—	111,751	147,949	4,989	—	—	—	—	—

NET ASSETS	$5,397,880	$23,088,291	$102,366,433	$14,089,242	$516,307,694	$91,435,336	$11,658,843	$29,877,733	$162,938,635	$67,203,114

	LN Global Asset Allocation Subaccount	LN Growth and Income Subaccount	LN International Subaccount	LN Managed Subaccount	LN Money Market Subaccount	LN Social Awareness Subaccount	LN Special Opportunities Subaccount	NB AMT Partners Subaccount	NB AMT Mid-Cap Growth Subaccount

Assets
• Investments at Market – Affiliated (Cost $8,947,700,301)	$379,472,233	$3,477,789,450	$394,284,773	$745,522,618	$144,091,880	$1,432,600,017	$500,324,967	$—	$—
• Investments at Market – Unaffiliated (Cost $1,510,439,476)	—	—	—	—	—	—	—	9,359,855	203,484,272

Total Assets	379,472,233	3,477,789,450	394,284,773	745,522,618	144,091,880	1,432,600,017	500,324,967	9,359,855	203,484,272
• Liability – Payable to The Lincoln National Life Insurance Company	31,421	291,043	32,655	62,009	11,892	120,037	41,514	776	17,301

NET ASSETS	$379,440,812	$3,477,498,407	$394,252,118	$745,460,609	$144,079,988	$1,432,479,980	$500,283,453	$9,359,079	$203,466,971

Percentage of net assets	3.10%	28.45%	3.23%	6.10%	1.18%	11.72%	4.09%	0.08%	1.66%

Net assets are represented by:
Multi-Fund-Registered Trademark- without GMDB Rider
• Units in accumulation period	118,277,702	284,457,143	191,132,203	134,226,978	51,218,431	230,568,604	52,172,621	9,052,627	148,898,533
• Annuity reserves units	657,073	3,840,017	342,936	530,238	181,995	746,871	106,611	58,107	312,694
• Unit value	$3.154	$11.970	$2.039	$5.476	$2.741	$6.093	$9.475	$1.008	$1.341

• Value in accumulation period	373,037,546	3,404,973,611	389,702,566	735,039,952	140,386,886	1,404,937,450	494,314,356	9,128,877	199,716,981
• Annuity reserves	2,072,352	45,965,299	699,218	2,903,634	498,837	4,550,953	1,010,094	58,596	419,415
Multi-Fund-Registered Trademark- with GMDB Rider
• Units in accumulation period	1,387,776	2,236,085	1,884,345	1,379,569	1,035,373	3,803,334	525,727	163,754	2,408,492
• Unit value	$3.121	$11.844	$2.018	$5.418	$2.712	$6.029	$9.375	$1.004	$1.336

• Value in accumulation period	4,330,914	26,483,857	3,801,731	7,475,127	2,807,922	22,931,061	4,928,685	164,468	3,217,667
eAnnuity™
• Units in accumulation period	—	4,419	6,431	5,442	139,463	9,225	3,166	6,799	74,882
• Annuity reserves units	—	1,836	17,153	2,128	—	600	—	—	6,033
• Unit value	$—	$12.093	$2.061	$5.535	$2.770	$6.160	$9.576	$1.050	$1.395

• Value in accumulation period	—	53,443	13,254	30,121	386,343	56,821	30,318	7,138	104,490
• Annuity reserves	—	22,197	35,349	11,775	—	3,695	—	—	8,418

NET ASSETS	$379,440,812	$3,477,498,407	$394,252,118	$745,460,609	$144,079,988	$1,432,479,980	$500,283,453	$9,359,079	$203,466,971

See accompanying notes.

Lincoln National Variable Annuity Account C
Statement of operations
Year Ended December 31, 2000

	Combined	AFIS Growth Class 2 Subaccount	AFIS International Class 2 Subaccount	American Century VP International Subaccount	AVPSF Technology Class B Subaccount

Net Investment Income (Loss):
• Dividends from investment income	$139,159,984	$—	$3,958	$522	$—
• Dividends from net realized gains on investments	1,004,935,777	—	—	7,809	229,183
• Mortality and expense guarantees:
Multifund-Registered Trademark- without GMDB Rider	(130,736,409)	(620,352)	(74,123)	—	(269,575)
Multifund-Registered Trademark- with GMDB Rider	(2,336,210)	(21,462)	(2,802)	—	(6,523)
eAnnuity™	(22,298)	—	—	(1,314)	—

NET INVESTMENT INCOME (LOSS)	1,011,000,844	(641,814)	(72,967)	7,017	(46,915)
Net Realized and Unrealized Gain (Loss) on Investments:
• Net realized gain (loss) on investments	543,427,549	(55,314)	(1,131,028)	158,138	(393,017)
• Net change in unrealized appreciation or depreciation on investments	(2,703,154,537)	(18,213,688)	(2,509,012)	(3,602)	(24,712,830)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(2,159,726,988)	(18,269,002)	(3,640,040)	154,536	(25,105,847)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,148,726,144)	$(18,910,816)	$(3,713,007)	$161,553	$(25,152,762)

	Janus Aspen Worldwide Growth Subaccount	LN Aggressive Growth Subaccount	LN Bond Subaccount	LN Capital Appreciation Subaccount	LN Equity- Income Subaccount

Net Investment Income (Loss):
• Dividends from investment income	$9,819,734	$—	$16,273,643	$—	$5,906,324
• Dividends from net realized gains on investments	32,144,095	24,538,964	—	88,158,803	225,126,013
• Mortality and expense guarantees:
Multifund-Registered Trademark- without GMDB Rider	(4,478,070)	(5,064,341)	(2,631,822)	(19,354,428)	(7,973,658)
Multifund-Registered Trademark- with GMDB Rider	(103,242)	(66,816)	(55,531)	(457,404)	(169,614)
eAnnuity™	(4,342)	(140)	(58)	(1,479)	(497)

NET INVESTMENT INCOME (LOSS)	37,378,175	19,407,667	13,586,232	68,345,492	222,888,568
Net Realized and Unrealized Gain (Loss) on Investments:
• Net realized gain (loss) on investments	(1,949,207)	3,986,137	(2,700,024)	44,143,213	45,698,592
• Net change in unrealized appreciation or depreciation on investments	(133,691,826)	(60,738,302)	13,691,896	(441,367,735)	(200,999,956)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(135,641,033)	(56,752,165)	10,991,872	(397,224,522)	(155,301,364)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(98,262,858)	$(37,344,498)	$24,578,104	$(328,879,030)	$67,587,204

See accompanying notes.

	AVPSF Growth Class B Subaccount	Baron Capital Asset Subaccount	Deutsche Equity 500 Index Subaccount	Deutsche Small Cap Index Subaccount	DGPF Trend Subaccount	DGPF Growth and Income Subaccount	DGPF Global Bond Subaccount	DGPF REIT Subaccount	DGPF Small Cap Value Subaccount	Fidelity VIP Growth Service Class Subaccount	Fidelity VIP II Contrafund Service Class Subaccount

Net Investment Income (Loss):
• Dividends from investment income	$215	$—	$59,438	$—	$—	$1,494,931	$107,906	$—	$25	$86,601	$131,755
• Dividends from net realized gains on investments	52,730	54,020	—	73,018	29,211,417	8,082,360	—	—	31	10,340,171	4,782,690
• Mortality and expense guarantees:
Multifund-Registered Trademark- without GMDB Rider	(20,665)	(203,571)	(917,528)	(107,155)	(5,326,896)	(832,680)	(115,942)	(70,315)	—	(1,472,108)	(560,004)
Multifund-Registered Trademark- with GMDB Rider	(463)	(16,526)	(31,724)	(6,958)	(147,132)	(51,148)	(4,741)	(1,148)	—	(51,300)	(31,994)
eAnnuity™	—	(243)	(955)	(2,518)	(2,010)	(43)	(11)	—	(11)	—	—

NET INVESTMENT INCOME (LOSS)	31,817	(166,320)	(890,769)	(43,613)	23,735,379	8,693,420	(12,788)	(71,463)	45	8,903,364	4,322,447
Net Realized and Unrealized Gain (Loss) on Investments:
• Net realized gain (loss) on investments	(41,111)	213,879	241,714	(87,012)	4,634,016	(5,397,930)	(469,955)	57,795	(152)	(203,451)	(60,890)
• Net change in unrealized appreciation or depreciation on investments	(914,251)	(783,013)	(9,083,472)	(1,169,080)	(103,330,744)	3,050,486	367,910	1,947,563	61	(33,506,981)	(9,187,477)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(955,362)	(569,134)	(8,841,758)	(1,256,092)	(98,696,728)	(2,347,444)	(102,045)	2,005,358	(91)	(33,710,432)	(9,248,367)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(923,545)	$(735,454)	$(9,732,527)	$(1,299,705)	$(74,961,349)	$6,345,976	$(114,833)	$1,933,895	$(46)	$(24,807,068)	$(4,925,920)

	LN Global Asset Allocation Subaccount	LN Growth and Income Subaccount	LN International Subaccount	LN Managed Subaccount	LN Money Market Subaccount	LN Social Awareness Subaccount	LN Special Opportunities Subaccount	NB AMT Partners Subaccount	NB AMT Mid-Cap Growth Subaccount

Net Investment Income (Loss):
• Dividends from investment income	$—	$39,544,861	$8,113,075	$28,429,553	$8,853,586	$10,847,064	$9,410,039	$39,061	$37,693
• Dividends from net realized gains on investments	29,897,089	266,850,268	10,489,217	47,065,434	—	132,465,649	94,536,107	830,698	11
• Mortality and expense guarantees:
Multifund-Registered Trademark- without GMDB Rider	(4,178,906)	(39,917,808)	(4,195,210)	(8,050,942)	(1,471,026)	(16,258,181)	(4,807,559)	(77,841)	(1,685,703)
Multifund-Registered Trademark- with GMDB Rider	(62,868)	(398,840)	(54,177)	(106,890)	(37,815)	(348,993)	(65,793)	(2,649)	(31,657)
eAnnuity™	(159)	(476)	(1,134)	(296)	(5,755)	(338)	(42)	(28)	(449)

NET INVESTMENT INCOME (LOSS)	25,655,156	266,078,005	14,351,771	67,336,859	7,338,990	126,705,201	99,072,752	789,241	(1,680,105)
Net Realized and Unrealized Gain (Loss) on Investments:
• Net realized gain (loss) on investments	15,073,820	303,796,068	2,558,320	30,777,160	—	114,816,281	(8,480,056)	(479,071)	(1,279,366)
• Net change in unrealized appreciation or depreciation on investments	(68,945,612)	(997,479,819)	(26,427,001)	(117,513,857)	—	(393,550,391)	(33,928,342)	(305,506)	(43,849,956)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(53,871,792)	(693,683,751)	(23,868,681)	(86,736,697)	—	(278,734,110)	(42,408,398)	(784,577)	(45,129,322)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,216,636)	$(427,605,746)	$(9,516,910)	$(19,399,838)	$7,338,990	$(152,028,909)	$56,664,354	$4,664	$(46,809,427)

See accompanying notes.

Lincoln National Variable Annuity Account C
Statement of changes in net assets
Years Ended December 31, 1999 and 2000

	Combined	AFIS Growth Class 2 Subaccount

Net Assets January 1, 1999	$11,535,808,669	$—
Changes From Operations:
• Net investment income (loss)	586,734,011	—
• Net realized gain (loss) on investments	324,489,276	—
• Net change in unrealized appreciation or depreciation on investments	905,837,058	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,817,060,345	—

Change From Unit Transactions: Accumulation Units:
• Contract purchases	4,031,602,338	—
• Terminated contracts and transfers to annuity reserves	(3,984,899,955)	—

	46,702,383	—
Annuity Reserves:
• Transfer from accumulation units and between subaccounts	13,695,335	—
• Annuity Payments	(8,452,725)	—
• Receipt (reimbursement) of mortality guarantee adjustment	(148,713)	—

	5,093,897	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	51,796,280	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,868,856,625	—

NET ASSETS AT DECEMBER 31, 1999	13,404,665,294	—

Changes From Operations:
• Net investment income (loss)	1,011,000,844	(641,814)
• Net realized gain (loss) on investments	543,427,549	(55,314)
• Net change in unrealized appreciation or depreciation on investments	(2,703,154,537)	(18,213,688)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,148,726,144)	(18,910,816)

Change From Unit Transactions: Accumulation Units:
• Contract purchases	5,455,936,273	242,388,332
• Terminated contracts and transfers to annuity reserves	(5,487,338,943)	(35,388,504)

	(31,402,670)	206,999,828
Annuity Reserves:
• Transfer from accumulation units and between subaccounts	8,516,466	1,278,366
• Annuity Payments	(9,415,086)	(36,752)
• Receipt (reimbursement) of mortality guarantee adjustment	(614,516)	(4,132)

	(1,513,136)	1,237,482
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(32,915,806)	208,237,310

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,181,641,950)	189,326,494

NET ASSETS AT DECEMBER 31, 2000	$12,223,023,344	$189,326,494

See accompanying notes.

	AFIS International Class 2 Subaccount	American Century VP International Subaccount	AVPSF Technology Class B Subaccount	AVPSF Growth Class B Subaccount	Baron Capital Asset Subaccount	Deutsche Equity 500 Index Subaccount	Deutsche Small Cap Index Subaccount	DGPF Trend Subaccount

Net Assets January 1, 1999	$—	$—	$—	$—	$—	$—	$—	$88,832,274
Changes From Operations:
• Net investment income (loss)	—	(11)	—	—	(15,889)	386,886	143,984	(1,470,283)
• Net realized gain (loss) on investments	—	—	—	—	7,131	3,155	5,374	1,068,429
• Net change in unrealized appreciation or depreciation on investments	—	1,230	—	—	1,440,979	4,076,999	350,000	102,528,148

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	1,219	—	—	1,432,221	4,467,040	499,358	102,126,294

Change From Unit Transactions: Accumulation Units:
• Contract purchases	—	2,394	—	—	9,772,806	55,129,061	4,350,077	215,228,368
• Terminated contracts and transfers to annuity reserves	—	—	—	—	(1,651,773)	(6,850,603)	(776,038)	(80,756,572)

	—	2,394	—	—	8,121,033	48,278,458	3,574,039	134,471,796
Annuity Reserves:
• Transfer from accumulation units and between subaccounts	—	—	—	—	—	157,204	28,959	235,417
• Annuity Payments	—	—	—	—	—	(3,940)	(685)	(16,883)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	720	385	(584)

	—	—	—	—	—	153,984	28,659	217,950
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	2,394	—	—	8,121,033	48,432,442	3,602,698	134,689,746

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	3,613	—	—	9,553,254	52,899,482	4,102,056	236,816,040

NET ASSETS AT DECEMBER 31, 1999	—	3,613	—	—	9,553,254	52,899,482	4,102,056	325,648,314

Changes From Operations:
• Net investment income (loss)	(72,967)	7,017	(46,915)	31,817	(166,320)	(890,769)	(43,613)	23,735,379
• Net realized gain (loss) on investments	(1,131,028)	158,138	(393,017)	(41,111)	213,879	241,714	(87,012)	4,634,016
• Net change in unrealized appreciation or depreciation on investments	(2,509,012)	(3,602)	(24,712,830)	(914,251)	(783,013)	(9,083,472)	(1,169,080)	(103,330,744)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,713,007)	161,553	(25,152,762)	(923,545)	(735,454)	(9,732,527)	(1,299,705)	(74,961,349)

Change From Unit Transactions: Accumulation Units:
• Contract purchases	66,710,842	17,951,245	110,209,963	8,791,286	26,208,819	105,728,336	40,505,309	584,449,189
• Terminated contracts and transfers to annuity reserves	(42,339,414)	(17,976,855)	(30,678,779)	(2,507,793)	(11,938,328)	(47,140,497)	(29,286,605)	(319,584,789)

	24,371,428	(25,610)	79,531,184	6,283,493	14,270,491	58,587,839	11,218,704	264,864,400
Annuity Reserves:
• Transfer from accumulation units and between subaccounts	207,734	—	213,707	39,061	—	707,495	76,899	906,813
• Annuity Payments	(6,138)	—	(4,688)	(691)	—	(87,662)	(7,069)	(153,501)
• Receipt (reimbursement) of mortality guarantee adjustment	(1,362)	—	(709)	(438)	—	(8,194)	(1,643)	3,017

	200,234	—	208,310	37,932	—	611,639	68,187	756,329
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	24,571,662	(25,610)	79,739,494	6,321,425	14,270,491	59,199,478	11,286,891	265,620,729

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,858,655	135,943	54,586,732	5,397,880	13,535,037	49,466,951	9,987,186	190,659,380

NET ASSETS AT DECEMBER 31, 2000	$20,858,655	$139,556	$54,586,732	$5,397,880	$23,088,291	$102,366,433	$14,089,242	$516,307,694

See accompanying notes.

	DGPF Growth and Income Subaccount	DGPF Global Bond Subaccount

Net Assets January 1, 1999	$154,194,611	$15,714,088
Changes From Operations:
• Net investment income (loss)	13,071,185	711,928
• Net realized gain (loss) on investments	166,488	(96,041)
• Net change in unrealized appreciation or depreciation on investments	(18,455,277)	(1,337,031)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,217,604)	(721,144)

Change From Unit Transactions: Accumulation Units:
• Contract purchases	40,264,328	5,375,055
• Terminated contracts and transfers to annuity reserves	(71,511,116)	(6,031,258)

	(31,246,788)	(656,203)
Annuity Reserves:
• Transfer from accumulation units and between subaccounts	178,082	55,542
• Annuity Payments	(162,863)	(12,232)
• Receipt (reimbursement) of mortality guarantee adjustment	141	76

	15,360	43,386
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(31,231,428)	(612,817)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(36,449,032)	(1,333,961)

NET ASSETS AT DECEMBER 31, 1999	117,745,579	14,380,127

Changes From Operations:
• Net investment income (loss)	8,693,420	(12,788)
• Net realized gain (loss) on investments	(5,397,930)	(469,955)
• Net change in unrealized appreciation or depreciation on investments	3,050,486	367,910

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,345,976	(114,833)

Change From Unit Transactions: Accumulation Units:
• Contract purchases	27,459,638	3,732,415
• Terminated contracts and transfers to annuity reserves	(59,860,071)	(6,376,471)

	(32,400,433)	(2,644,056)
Annuity Reserves:
• Transfer from accumulation units and between subaccounts	(179,100)	9,761
• Annuity Payments	(122,004)	(14,207)
• Receipt (reimbursement) of mortality guarantee adjustment	45,318	42,051

	(255,786)	37,605
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(32,656,219)	(2,606,451)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,310,243)	(2,721,284)

NET ASSETS AT DECEMBER 31, 2000	$91,435,336	$11,658,843

See accompanying notes.

	DGPF REIT Subaccount	DGPF Small Cap Value Subaccount	Fidelity VIP Growth Service Class Subaccount	Fidelity VIP II Contrafund Service Class Subaccount	Janus Aspen Worldwide Growth Subaccount	LN Aggressive Growth Subaccount	LN Bond Subaccount	LN Capital Appreciation Subaccount

Net Assets January 1, 1999	$—	$—	$—	$—	$—	$323,799,090	$359,130,853	$746,877,538
Changes From Operations:
• Net investment income (loss)	—	26	(79,150)	(41,497)	(181,845)	(3,052,643)	18,585,811	(5,108,268)
• Net realized gain (loss) on investments	—	—	344	130	9,846	5,423,560	498,828	1,715,312
• Net change in unrealized appreciation or depreciation on investments	—	(61)	6,950,425	2,861,396	28,562,462	111,770,714	(33,717,275)	492,291,917

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(35)	6,871,619	2,820,029	28,390,463	114,141,631	(14,632,636)	488,898,961

Change From Unit Transactions: Accumulation Units:
• Contract purchases	—	2,084	55,106,803	26,650,738	136,061,158	79,369,638	103,853,425	1,006,577,563
• Terminated contracts and transfers to annuity reserves	—	—	(6,935,056)	(3,372,134)	(17,756,939)	(125,302,224)	(148,509,116)	(404,300,360)

	—	2,084	48,171,747	23,278,604	118,304,219	(45,932,586)	(44,655,691)	602,277,203
Annuity Reserves:
• Transfer from accumulation units and between subaccounts	—	—	114,909	92,347	247,986	5,211	180,951	2,609,328
• Annuity Payments	—	—	(2,272)	(2,010)	(15,697)	(124,675)	(91,107)	(567,970)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	(423)	97	575	455	1,044	(10,030)

	—	—	112,214	90,434	232,864	(119,009)	90,888	2,031,328
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	2,084	48,283,961	23,369,038	118,537,083	(46,051,595)	(44,564,803)	604,308,531

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	2,049	55,155,580	26,189,067	146,927,546	68,090,036	(59,197,439)	1,093,207,492

NET ASSETS AT DECEMBER 31, 1999	—	2,049	55,155,580	26,189,067	146,927,546	391,889,126	299,933,414	1,840,085,030

Changes From Operations:
• Net investment income (loss)	(71,463)	45	8,903,364	4,322,447	37,378,175	19,407,667	13,586,232	68,345,492
• Net realized gain (loss) on investments	57,795	(152)	(203,451)	(60,890)	(1,949,207)	3,986,137	(2,700,024)	44,143,213
• Net change in unrealized appreciation or depreciation on investments	1,947,563	61	(33,506,981)	(9,187,477)	(133,691,826)	(60,738,302)	13,691,896	(441,367,735)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,933,895	(46)	(24,807,068)	(4,925,920)	(98,262,858)	(37,344,498)	24,578,104	(328,879,030)

Change From Unit Transactions: Accumulation Units:
• Contract purchases	49,505,162	—	185,231,932	68,831,585	666,095,360	344,926,722	63,648,953	825,355,646
• Terminated contracts and transfers to annuity reserves	(21,604,159)	(2,003)	(53,333,102)	(23,008,739)	(287,584,549)	(197,351,110)	(111,476,420)	(727,668,575)

	27,901,003	(2,003)	131,898,830	45,822,846	378,510,811	147,575,612	(47,827,467)	97,687,071
Annuity Reserves:
• Transfer from accumulation units and between subaccounts	43,523	—	745,808	130,848	1,284,024	377,851	(61,499)	2,043,290
• Annuity Payments	(629)	—	(50,312)	(12,136)	(164,160)	(189,180)	(76,794)	(975,330)
• Receipt (reimbursement) of mortality guarantee adjustment	(59)	—	(4,203)	(1,591)	(4,607)	(2,958)	(132,471)	(27,437)

	42,835	—	691,293	117,121	1,115,257	185,713	(270,764)	1,040,523
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	27,943,838	(2,003)	132,590,123	45,939,967	379,626,068	147,761,325	(48,098,231)	98,727,594

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,877,733	(2,049)	107,783,055	41,014,047	281,363,210	110,416,827	(23,520,127)	(230,151,436)

NET ASSETS AT DECEMBER 31, 2000	$29,877,733	$—	$162,938,635	$67,203,114	$428,290,756	$502,305,953	$276,413,287	$1,609,933,594

See accompanying notes.

	LN Equity- Income Subaccount	LN Global Asset Allocation Subaccount

Net Assets January 1, 1999	$966,592,772	$481,973,982
Changes From Operations:
• Net investment income (loss)	36,859,222	16,205,650
• Net realized gain (loss) on investments	26,424,234	11,688,807
• Net change in unrealized appreciation or depreciation on investments	(16,625,475)	18,169,135

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,657,981	46,063,592

Change From Unit Transactions: Accumulation Units:
• Contract purchases	229,184,806	75,016,170
• Terminated contracts and transfers to annuity reserves	(286,133,549)	(122,893,414)

	(56,948,743)	(47,877,244)
Annuity Reserves:
• Transfer from accumulation units and between subaccounts	1,327,758	1,095,474
• Annuity Payments	(657,877)	(299,258)
• Receipt (reimbursement) of mortality guarantee adjustment	(988)	(66,880)

	668,893	729,336
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(56,279,850)	(47,147,908)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,621,869)	(1,084,316)

NET ASSETS AT DECEMBER 31, 1999	956,970,903	480,889,666

Changes From Operations:
• Net investment income (loss)	222,888,568	25,655,156
• Net realized gain (loss) on investments	45,698,592	15,073,820
• Net change in unrealized appreciation or depreciation on investments	(200,999,956)	(68,945,612)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67,587,204	(28,216,636)

Change From Unit Transactions: Accumulation Units:
• Contract purchases	139,219,422	54,494,732
• Terminated contracts and transfers to annuity reserves	(332,153,434)	(127,087,576)

	(192,934,012)	(72,592,844)
Annuity Reserves:
• Transfer from accumulation units and between subaccounts	(606,180)	(264,628)
• Annuity Payments	(529,281)	(348,665)
• Receipt (reimbursement) of mortality guarantee adjustment	(4,935)	(26,081)

	(1,140,396)	(639,374)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(194,074,408)	(73,232,218)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(126,487,204)	(101,448,854)

NET ASSETS AT DECEMBER 31, 2000	$830,483,699	$379,440,812

See accompanying notes.

	LN Growth and Income Subaccount	LN International Subaccount	LN Managed Subaccount	LN Money Market Subaccount	LN Social Awareness Subaccount	LN Special Opportunities Subaccount	NB AMT Subaccount	NB AMT Mid-Cap Growth Subaccount

Net Assets January 1, 1999	$4,140,960,358	$493,837,075	$952,578,123	$119,311,868	$1,821,748,783	$870,257,254	$—	$—
Changes From Operations:
• Net investment income (loss)	172,808,571	119,881,368	61,326,215	5,522,432	68,488,983	82,723,341	(6,865)	(25,140)
• Net realized gain (loss) on investments	132,079,312	9,385,470	24,756,791	—	85,211,142	26,077,310	35,446	28,208
• Net change in unrealized appreciation or depreciation on investments	353,017,078	(54,003,384)	(27,308,300)	—	86,292,911	(155,496,460)	175,774	4,291,153

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	657,904,961	75,263,454	58,774,706	5,522,432	239,993,036	(46,695,809)	204,355	4,294,221

Change From Unit Transactions: Accumulation Units:
• Contract purchases	746,492,736	206,951,775	118,914,778	302,648,002	447,789,509	139,945,983	4,070,627	22,844,454
• Terminated contracts and transfers to annuity reserves	(989,819,625)	(260,185,570)	(219,107,295)	(249,268,452)	(642,066,963)	(336,167,020)	(1,158,398)	(4,346,480)

	(243,326,889)	(53,233,795)	(100,192,517)	53,379,550	(194,277,454)	(196,221,037)	2,912,229	18,497,974
Annuity Reserves:
• Transfer from accumulation units and between subaccounts	5,170,679	51,788	535,385	89,561	1,392,420	114,215	12,119	—
• Annuity Payments	(4,945,413)	(150,827)	(433,896)	(58,064)	(679,764)	(227,230)	(62)	—
• Receipt (reimbursement) of mortality guarantee adjustment	(146,679)	19,635	16,287	23,852	10,182	3,422	—	—

	78,587	(79,404)	117,776	55,349	722,838	(109,593)	12,057	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(243,248,302)	(53,313,199)	(100,074,741)	53,434,899	(193,554,616)	(196,330,630)	2,924,286	18,497,974

TOTAL INCREASE (DECREASE) IN NET ASSETS	414,656,659	21,950,255	(41,300,035)	58,957,331	46,438,420	(243,026,439)	3,128,641	22,792,195

NET ASSETS AT DECEMBER 31, 1999	4,555,617,017	515,787,330	911,278,088	178,269,199	1,868,187,203	627,230,815	3,128,641	22,792,195

Changes From Operations:
• Net investment income (loss)	266,078,005	14,351,771	67,336,859	7,338,990	126,705,201	99,072,752	789,241	(1,680,105)
• Net realized gain (loss) on investments	303,796,068	2,558,320	30,777,160	—	114,816,281	(8,480,056)	(479,071)	(1,279,366)
• Net change in unrealized appreciation or depreciation on investments	(997,479,819)	(26,427,001)	(117,513,857)	—	(393,550,391)	(33,928,342)	(305,506)	(43,849,956)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(427,605,746)	(9,516,910)	(19,399,838)	7,338,990	(152,028,909)	56,664,354	4,664	(46,809,427)

Change From Unit Transactions: Accumulation Units:
• Contract purchases	459,435,001	168,247,883	71,212,156	399,566,130	254,664,977	64,260,180	28,718,103	378,386,955
• Terminated contracts and transfers to annuity reserves	(1,105,242,722)	(280,030,554)	(217,403,672)	(441,361,120)	(537,464,860)	(247,568,099)	(22,537,239)	(151,382,904)

	(645,807,721)	(111,782,671)	(146,191,516)	(41,794,990)	(282,799,883)	(183,307,919)	6,180,864	227,004,051
Annuity Reserves:
• Transfer from accumulation units and between subaccounts	708,584	(114,806)	223,451	326,054	(88,198)	(56,075)	47,099	516,584
• Annuity Payments	(4,990,137)	(121,385)	(432,050)	(37,497)	(782,002)	(236,170)	(1,816)	(34,830)
• Receipt (reimbursement) of mortality guarantee adjustment	(423,590)	560	(17,526)	(21,768)	(8,231)	(11,552)	(373)	(1,602)

	(4,705,143)	(235,631)	(226,125)	266,789	(878,431)	(303,797)	44,910	480,152
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(650,512,864)	(112,018,302)	(146,417,641)	(41,528,201)	(283,678,314)	(183,611,716)	6,225,774	227,484,203

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,078,118,610)	(121,535,212)	(165,817,479)	(34,189,211)	(435,707,223)	(126,947,362)	6,230,438	180,674,776

NET ASSETS AT DECEMBER 31, 2000	$3,477,498,407	$394,252,118	$745,460,609	$144,079,988	$1,432,479,980	$500,283,453	$9,359,079	$203,466,971

See accompanying notes.

Lincoln National Variable Annuity Account C

Notes to financial statements

1.  Accounting policies and account information

  The Variable Account: Lincoln National Variable Annuity Account C (Variable Account) is a segregated investment account of the Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of two products, Multi-Fund -Registered Trademark- and eAnnuity™. The Multi-Fund -Registered Trademark- product is an annuity contract offering a guaranteed minimum death benefit (GMBD) rider option. Effective August 20, 1998, the eAnnuity™ product became available to clients of the Company. The eAnnuity™ product is an annuity contract that is sold through the internet.

  The assets of the Variable Account are owned by the Company. The portion of the Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

  Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

  Investments: The assets of the Variable Accounts are divided into variable subaccounts each of which is invested in shares of twenty nine mutual funds (the Funds) of eleven diviersified open-end management investment companies, each Fund with its own investment objective. The Funds are:

  American Funds Insurance Series (AFIS):
    AFIS Growth Class 2 Fund
    AFIS International Class 2 Fund

  American Century Variable Portfolios, Inc.:
    VP International Portfolio

  Alliance Variable Products Series Fund (AVPSF):
    AVPSF Technology Class B Fund
    AVPSF Growth Class B Fund

  Baron Capital Funds Trust:
    Baron Capital Asset Fund

  Deutsche Asset Management VIT Funds Trust (Deutsche):
    Deutsche Equity 500 Index Fund
    Deutsche Small Cap Index Fund

  Delaware Group Premium Fund (DGPF):
    DGPF Trend Series
    DGPF Growth and Income Series
    DGPF Global Bond Series
    DGPF REIT Series
    DGPF Small Cap Value Series

  Fidelity Variable Insurance Products Fund:
    Growth Portfolio Service Class Portfolio

  Fidelity Variable Insurance Products Fund II:
    Contrafund Portfolio Service Class Portfolio

  Janus Aspen Series:
    Janus Aspen Series Worldwide Growth Portfolio

  Lincoln National (LN):
    LN Aggressive Growth Fund
    LN Bond Fund
    LN Capital Appreciation Fund
    LN Equity-Income Fund
    LN Global Asset Allocation Fund
    LN Growth and Income Fund
    LN International Fund
    LN Managed Fund
    LN Money Market Fund
    LN Social Awareness Fund
    LN Special Opportunities Fund

  Neuberger Berman Advisors Management Trust (NB AMT):
    NB AMT Partners Portfolio
    NB AMT Mid-Cap Growth Portfolio

  Investments in the Funds are stated at the closing net asset value per share on December 31, 2000, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

  Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

  Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

  Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Using current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

  Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 5%.

2.  Mortality and expense guarantees & other transactions with affiliate

  Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows for the two contract types and the corresponding rider options within the Variable Account:

    •  Multi-Fund -Registered Trademark- at a daily rate of .00274525% (1.002% on an annual basis).

    •  Multi-Fund -Registered Trademark- with GMDB rider at a daily rate of .00356712328% (1.302% on an annual basis).

    •  eAnnuity™ at a daily rate of .001506849% (.55% on an annual basis).

  In addition, $17,279,801 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2000.

  Accordingly, the Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

Lincoln National Variable Annuity Account C
Notes to financial statements (continued)

3. Net Assets

  The following is a summary of net assets owned at December 31, 2000.

	Combined	AFIS Growth Class 2 Subaccount	AFIS International Class 2 Subaccount	American Century VP International Subaccount	AVPSF Technology Class B Subaccount

Unit Transactions:
Accumulation units	$5,684,076,568	$206,999,828	$24,371,428	$(23,216)	$79,531,184
Annuity Reserves	34,569,679	1,237,482	200,234	—	208,310

	5,718,646,247	208,237,310	24,571,662	(23,216)	79,739,494
Accumulated net investment income (loss)	3,648,155,739	(641,814)	(72,967)	7,006	(46,915)
Accumulated net realized gain (loss) on investments	1,090,313,954	(55,314)	(1,131,028)	158,138	(393,017)
Net unrealized appreciation or depreciation on investments	1,765,907,404	(18,213,688)	(2,509,012)	(2,372)	(24,712,830)

	$12,223,023,344	$189,326,494	$20,858,655	$139,556	$54,586,732

	Fidelity VIP II Contrafund Service Class Subaccount	Janus Aspen Worldwide Growth Subaccount	LN Aggressive Growth Subaccount	LN Bond Subaccount	LN Capital Appreciation Subaccount

Unit Transactions:
Accumulation units	$69,101,450	$496,815,030	$342,356,186	$101,213,855	$1,137,504,748
Annuity Reserves	207,555	1,348,121	593,134	355,631	4,515,374

	69,309,005	498,163,151	342,949,320	101,569,486	1,142,020,122
Accumulated net investment income (loss)	4,280,950	37,196,330	66,957,478	179,230,590	118,657,039
Accumulated net realized gain (loss) on investments	(60,760)	(1,939,361)	14,792,244	(1,368,125)	49,039,975
Net unrealized appreciation or depreciation on investments	(6,326,081)	(105,129,364)	77,606,911	(3,018,664)	300,216,458

	$67,203,114	$428,290,756	$502,305,953	$276,413,287	$1,609,933,594

	AVPSF Growth Class B Subaccount	Baron Capital Asset Subaccount	Deutsche Equity 500 Index Subaccount	Deutsche Small Cap Index Subaccount	DGPF Trend Subaccount	DGPF Growth and Income Subaccount	DGPF Global Bond Subaccount	DGPF REIT Subaccount	DGPF Small Cap Value Subaccount	Fidelity VIP Growth Service Class Subaccount

Unit Transactions:
Accumulation units	$6,283,493	$22,391,524	$106,866,297	$14,792,743	$470,766,618	$67,462,031	$10,816,458	$27,901,003	$81	$180,070,577
Annuity Reserves	37,932	—	765,623	96,846	1,014,761	732,665	113,770	42,835	—	803,507

	6,321,425	22,391,524	107,631,920	14,889,589	471,781,379	68,194,696	10,930,228	27,943,838	81	180,874,084
Accumulated net investment income (loss)	31,817	(182,209)	(503,883)	100,371	22,687,296	30,266,694	1,873,323	(71,463)	71	8,824,214
Accumulated net realized gain (loss) on investments	(41,111)	221,010	244,869	(81,638)	6,777,458	(5,048,636)	(486,716)	57,795	(152)	(203,107)
Net unrealized appreciation or depreciation on investments	(914,251)	657,966	(5,006,473)	(819,080)	15,061,561	(1,977,418)	(657,992)	1,947,563	—	(26,556,556)

	$5,397,880	$23,088,291	$102,366,433	$14,089,242	$516,307,694	$91,435,336	$11,658,843	$29,877,733	$—	$162,938,635

	LN Equity- Income Subaccount	LN Global Asset Allocation Subaccount	LN Growth and Income Subaccount	LN International Subaccount	LN Managed Subaccount	LN Money Market Subaccount	LN Social Awareness Subaccount	LN Special Opportunities Subaccount	NB AMT Partners Subaccount	NB AMT Mid-Cap Growth Subaccount

Unit Transactions:
Accumulation units	$358,165,035	$125,404,612	$650,671,486	$163,244,806	$119,379,710	$71,351,278	$588,834,717	$(12,791,512)	$9,093,093	$245,502,025
Annuity Reserves	1,405,133	1,225,797	13,847,881	288,495	1,331,737	437,738	2,860,929	361,070	56,967	480,152

	359,570,168	126,630,409	664,519,367	163,533,301	120,711,447	71,789,016	591,695,646	(12,430,442)	9,150,060	245,982,177
Accumulated net investment income (loss)	303,789,712	168,562,314	1,212,259,084	180,596,970	461,707,209	72,290,972	333,201,452	448,076,967	782,376	(1,705,245)
Accumulated net realized gain (loss) on investments	81,470,569	34,580,928	518,056,098	37,303,475	73,850,827	—	216,283,922	69,980,394	(443,625)	(1,251,158)
Net unrealized appreciation or depreciation on investments	85,653,250	49,667,161	1,082,663,858	12,818,372	89,191,126	—	291,298,960	(5,343,466)	(129,732)	(39,558,803)

	$830,483,699	$379,440,812	$3,477,498,407	$394,252,118	$745,460,609	$144,079,988	$1,432,479,980	$500,283,453	$9,359,079	$203,466,971

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4.  Purchases and sales of investments

  The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2000.

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales

AFIS Growth Class 2 Fund	$208,201,633	$590,262

AFIS International Class 2 Fund	52,788,242	28,287,815

American Century VP International Portfolio	17,390,287	17,408,874

AVPSF Technology Class B Fund	81,313,318	1,616,044

AVPSF Growth Class B Fund	6,939,800	586,111

Baron Capital Asset Fund	17,148,300	3,042,444

Deutsche Equity 500 Index Fund	67,120,866	8,805,051

Deutsche Small Cap Index Fund	31,195,649	19,951,279

DGPF Trend Series	337,010,735	47,619,161

DGPF Growth and Income Series	15,839,436	39,797,839

DGPF Global Bond Series	1,598,486	4,217,166

DGPF REIT Series	33,896,788	6,021,946

DGPF Small Cap Value Series	55	2,013

Fidelity VIP Growth Service Class Portfolio	147,088,802	5,583,111

Fidelity VIP II Contrafund Service Class Portfolio	51,973,262	1,705,919

Janus Aspen Worldwide Growth Portfolio	484,236,656	67,200,949

LN Aggressive Growth Fund	183,429,209	16,228,324

LN Bond Fund	29,409,044	63,906,539

LN Capital Appreciation Fund	303,389,537	136,230,918

LN Equity-Income Fund	243,003,625	214,146,548

LN Global Asset Allocation Fund	30,810,720	78,369,568

LN Growth and Income Fund	353,985,474	738,254,552

LN International Fund	88,803,237	186,451,291

LN Managed Fund	75,254,934	154,298,777

LN Money Market Fund	177,607,013	211,789,269

LN Social Awareness Fund	204,215,916	361,120,378

LN Special Opportunities Fund	113,670,017	198,184,606

NB AMT Partners Portfolio	23,517,898	16,502,196

NB AMT Mid-Cap Growth Portfolio	245,774,895	19,954,109

	$3,626,613,834	$2,647,873,059

5. Investments

  The following is a summary of investments owned at December 31, 2000.

	Shares Outstanding	Net Asset Value	Value of Shares	Cost of Shares

AFIS Growth Class 2 Fund	2,583,468	$73.29	$189,342,369	$207,556,057

AFIS International Class 2 Fund	1,016,093	20.53	20,860,387	23,369,399

American Century VP International Portfolio	13,642	10.23	139,562	141,934

AVPSF Technology Class B Fund	2,192,427	24.90	54,591,427	79,304,257

AVPSF Growth Class B Fund	216,019	24.99	5,398,327	6,312,578

Baron Capital Asset Fund	1,337,789	17.26	23,090,242	22,432,276

Deutsche Equity 500 Index Fund	7,434,639	13.77	102,374,986	107,381,459

Deutsche Small Cap Index Fund	1,269,409	11.10	14,090,442	14,909,522

DGPF Trend Series	17,327,247	29.80	516,351,950	501,290,389

DGPF Growth and Income Series	5,410,828	16.90	91,442,987	93,420,405

DGPF Global Bond Series	1,198,335	9.73	11,659,801	12,317,793

DGPF REIT Series	2,711,452	11.02	29,880,200	27,932,637

DGPF Small Cap Value Series	—	—	—	—

Fidelity VIP Growth Service Class Portfolio	3,746,031	43.50	162,952,359	189,508,915

Fidelity VIP II Contrafund Service Class Portfolio	2,839,407	23.67	67,208,768	73,534,849

Janus Aspen Worldwide Growth Portfolio	11,582,645	36.98	428,326,204	533,455,568

LN Aggressive Growth Fund	28,469,736	17.65	502,348,486	424,741,575

LN Bond Fund	23,247,506	11.89	276,436,090	279,454,754

LN Capital Appreciation Fund	63,526,127	25.35	1,610,069,682	1,309,853,224

LN Equity-Income Fund	47,615,252	17.44	830,552,847	744,899,597

LN Global Asset Allocation Fund	25,671,238	14.78	379,472,233	329,805,072

LN Growth and Income Fund	80,413,176	43.25	3,477,789,450	2,395,125,592

LN International Fund	28,635,687	13.77	394,284,773	381,466,401

LN Managed Fund	44,069,434	16.92	745,522,618	656,331,492

LN Money Market Fund	14,409,188	10.00	144,091,880	144,091,880

LN Social Awareness Fund	38,502,473	37.21	1,432,600,017	1,141,301,057

LN Special Opportunities Fund	19,357,926	25.85	500,324,967	505,668,433

NB AMT Partners Portfolio	578,841	16.17	9,359,855	9,489,587

NB AMT Mid-Cap Growth Portfolio	9,051,791	22.48	203,484,272	243,043,075

			$12,224,047,181	$10,458,139,777

6.  New investment funds and fund name changes

  During 1999, the Delaware Small Cap Value Series, American Century VP International, BT Equity 500 Index Fund, BT Small Cap Index Fund, Baron Capital Asset Fund, Fidelity VIP Growth Portfolio, Fidelity VIP II Contrafund Portfolio, Janus Aspen Worldwide Growth Fund, AMT Partners Fund and AMT Mid-Cap Growth Fund became available as investment options for Variable Account contract owners. Also during 1999, the Delaware Decatur Total Return Series changed its name to the Delaware Growth and Income Series.

  During 2000, the BT Insurance Fund Trust family of funds changed its name to Deutsche Asset Management VIT Funds Trust and the Delaware Group Premium Fund, Inc. family of funds changed its name to Delaware Group Premium Fund (DGPF). Also during 2000, the AFIS Growth Class 2 Fund, the AFIS International Class 2 Fund, the AVPSF Technology Class B Fund, the AVPSF Growth Class B Fund and the DGPF REIT Series became available as investment options for Variable Account contract owners.

7. Investment funds closed

  During 2000, the DGPF Small Cap Value Series, the LN Aggressive Growth Fund and the LN Global Asset Allocation Fund were closed as investment options for Variable Account contract owners of eAnnuity™.

Report of Ernst & Young LLP,
Independent Auditors

Board of Directors of The Lincoln National Life Insurance Company
and
Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statement of assets and liability of Lincoln National Variable Annuity Account C ("Variable Account") (comprised of the following subaccounts: American Funds Insurance Series ("AFIS") Growth Class 2, AFIS International Class 2, American Century Variable Portfolios International, Alliance Variable Products Series Fund ("AVPSF") Technology Class B, AVPSF Growth Class B, Baron Capital Funds Trust Capital Asset, Deutsche Asset Management VIT Funds Trust ("Deutsche") Equity 500 Index, Deutsche Small Cap Index, Delaware Group Premium Fund ("DGPF") Trend, DGPF Growth and Income, DGPF Global Bond, DGPF REIT, DGPF Small Cap Value, Fidelity Variable Insurance Products ("Fidelity VIP") Growth Portfolio Service Class, Fidelity VIP II Contrafund Portfolio Service Class, Janus Aspen Worldwide Growth, Lincoln National ("LN") Aggressive Growth, LN Bond, LN Capital Appreciation, LN Equity-Income, LN Global Asset Allocation, LN Growth and Income, LN International, LN Managed, LN Money Market, LN Social Awareness, LN Special Opportunities, Neuberger Berman Advisers Management Trust ("NB AMT") Partners, and NB AMT Mid-Cap Growth) as of December 31, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln National Variable Annuity Account C at December 31, 2000, the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Fort Wayne, Indiana
March 1, 2001

The Lincoln National Life Insurance Company

Balance Sheets — Statutory Basis

	December 31
	2000	1999
	(in millions)
Admitted assets
Cash and investments:
Bonds	$21,852.5	$22,985.0

Preferred stocks	261.7	253.8

Unaffiliated common stocks	161.7	166.9

Affiliated common stocks	743.0	604.7

Mortgage loans on real estate	4,102.0	4,211.5

Real estate	271.7	254.0

Policy loans	1,723.5	1,652.9

Other investments	485.0	426.6

Cash and short-term investments	1,448.4	1,409.2

Total cash and investments	31,049.5	31,964.6

Premiums and fees in course of collection	111.5	115.8

Accrued investment income	444.2	435.3

Reinsurance recoverable	450.7	199.0

Funds withheld by ceding companies	74.4	73.5

Company owned policies and contracts	335.0	9.1

Federal income taxes recoverable from parent company	0.1	61.6

Goodwill	38.4	43.1

Other admitted assets	106.1	57.6

Separate account assets	43,904.6	46,105.1

Total admitted assets	$76,514.5	$79,064.7

Liabilities and capital and surplus
Liabilities:
Future policy benefits and claims	$12,797.4	$12,184.0

Other policyholder funds	15,328.8	16,589.5

Amounts withheld or retained by Company as agent or trustee	639.8	364.0

Funds held under reinsurance treaties	849.6	796.9

Asset valuation reserve	534.1	490.9

Interest maintenance reserve	20.9	72.3

Other liabilities	536.8	627.0

Short-term loan payable to parent company	199.5	205.0

Net transfers due from separate accounts	(976.1)	(896.5)

Separate account liabilities	43,904.6	46,105.1

Total liabilities	73,835.4	76,538.2

Capital and surplus:
Common stock, $2.50 par value:
Authorized, issued and outstanding shares — 10 million (owned by Lincoln National Corporation)	25.0	25.0

Surplus notes due to Lincoln National Corporation	1,250.0	1,250.0

Paid-in surplus	2,006.1	1,942.6

Unassigned surplus — deficit	(602.0)	(691.1)

Total capital and surplus	2,679.1	2,526.5

Total liabilities and capital and surplus	$76,514.5	$79,064.7

See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Operations — Statutory Basis

	Year ended December 31
	2000	1999	1998
	(in millions)
Premiums and other revenues:
Premiums and deposits	$8,508.9	$7,273.6	$12,737.6

Net investment income	2,125.5	2,203.2	2,107.2

Amortization of interest maintenance reserve	21.6	29.1	26.4

Commissions and expense allowances on reinsurance ceded	568.4	472.3	179.9

Expense charges on deposit funds	118.2	146.5	134.6

Separate account investment management and administration service fees	624.8	473.9	396.3

Other income	166.2	88.8	31.3

Total revenues	12,133.6	10,687.4	15,613.3

Benefits and expenses:
Benefits and settlement expenses	8,950.3	8,504.9	13,964.1

Underwriting, acquisition, insurance and other expenses	2,466.2	1,618.3	2,919.4

Total benefits and expenses	11,416.5	10,123.2	16,883.5

Gain (loss) from operations before dividends to policyholders, income taxes and net realized gain on investments	717.1	564.2	(1,270.2)

Dividends to policyholders	80.2	80.3	67.9

Gain (loss) from operations before federal income taxes and net realized gain on investments	636.9	483.9	(1,338.1)

Federal income taxes (credit)	94.9	85.4	(141.0)

Gain (loss) from operations before net realized gain on investments	542.0	398.5	(1,197.1)

Net realized gain on investments, net of income tax expense and excluding net transfers to the interest maintenance reserve	27.9	114.4	46.8

Net income (loss)	$569.9	$512.9	$(1,150.3)

See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Changes in Capital and Surplus — Statutory Basis

	Year ended December 31
	2000	1999	1998
	(in millions)
Capital and surplus at beginning of year	$2,526.5	$2,564.5	$2,968.4

Capital and surplus increase (decrease):
Net income (loss)	569.9	512.9	(1,150.3)

Change in difference in cost and admitted investment amounts	17.2	(101.9)	(304.8)

Change in nonadmitted assets	(21.9)	(22.9)	(17.1)

Change in liability for reinsurance in unauthorized companies	0.6	26.0	(35.2)

Gain on (amortization of) reinsurance of disability income business	(7.9)	71.8	—

Change in policy reserve valuation basis	(5.6)	—	(0.4)

Change in asset valuation reserve	(43.2)	(6.4)	(34.5)

Proceeds from surplus notes due to Lincoln National Corporation	—	—	1,250.0

Paid-in surplus	63.5	12.5	108.4

Dividends to Lincoln National Corporation	(420.0)	(530.0)	(220.0)

Capital and surplus at end of year	$2,679.1	$2,526.5	$2,564.5

See accompanying notes.

The Lincoln National Life Insurance Company

Statements of Cash Flows — Statutory Basis

	Year ended December 31
	2000	1999	1998
	(in millions)
Operating activities
Premiums, policy proceeds and other considerations received	$8,082.8	$7,671.1	$13,495.2

Allowances and reserve adjustments received (paid) on reinsurance ceded	610.1	(19.9)	(632.4)

Investment income received	2,109.8	2,168.6	2,003.9

Separate account investment management and administration service fees	624.8	470.6	396.3

Benefits paid	(9,843.9)	(8,699.4)	(7,395.8)

Underwriting, acquisition, insurance and other expenses paid	(1,796.4)	(1,734.5)	(2,909.7)

Proceeds related to reinsurance of disability income business	—	71.8	—

Federal income taxes recovered (paid)	(16.3)	(81.2)	84.2

Dividends to policyholders	(82.6)	(82.8)	(12.9)

Other income received and expenses paid, net	(48.9)	252.1	207.0

Net cash provided by (used in) operating activities	(360.6)	16.4	5,235.8

Investing activities
Sale, maturity or repayment of investments	5,845.5	6,557.7	10,926.5

Purchase of investments	(4,719.6)	(5,940.8)	(16,950.0)

Other uses including reinsured policy loans	(344.6)	(497.0)	(778.3)

Net cash provided by (used in) investing activities	781.3	119.9	(6,801.8)

Financing activities
Surplus paid-in	63.5	12.5	108.4

Proceeds from surplus notes from shareholder	—	—	1,250.0

Proceeds from borrowings from shareholder	180.0	205.0	140.0

Repayment of borrowings from shareholder	(205.0)	(140.0)	(120.0)

Dividends paid to shareholder	(420.0)	(530.0)	(220.0)

Net cash provided by (used in) financing activities	(381.5)	(452.5)	1,158.4

Net increase (decrease) in cash and short-term investments	39.2	(316.2)	(407.6)

Cash and short-term investments at beginning of year	1,409.2	1,725.4	2,133.0

Cash and short-term investments at end of year	$1,448.4	$1,409.2	$1,725.4

See accompanying notes.

The Lincoln National Life Insurance Company

Notes to Statutory-Basis Financial Statements

1. Summary of Significant Accounting Policies

Organization and Operations

The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 2000, the Company owned 100% of the outstanding common stock of four insurance company subsidiaries and five non-insurance subsidiaries.

The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several territories of the United States.

Use of Estimates

The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

Investments

Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in net income; on a pre-tax basis, in the period in which the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortized of deferred acquisition costs and investment expenses, using the specific identification method. Under GAAP, writedowns are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

Subsidiaries

The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's insurance subsidiaries are carried at their statutory-basis net equity and the non-insurance subsidiaries are carried at their GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. Both insurance subsidiaries and non-insurance subsidiaries are presented in the balance sheets as investments in affiliated common stocks.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

Nonadmitted Assets

Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

Premiums

Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

Benefit Reserves

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Reinsurance

Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis, except for certain reinsurance contracts that provide statutory surplus relief to other insurance companies, for which a right of offset exist.

A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

Deferred Income Taxes

Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Surplus Notes Due to LNC

Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner; whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

Statements of Cash Flows

Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

	Capital and Surplus		Net Income (Loss)

	December 31		Year ended December 31
	2000	1999	2000	1999	1998

	(in millions)		(in millions)

Amounts reported on a statutory-basis	$2,679.1	$2,526.5	$569.9	$512.9	$(1,150.3)
GAAP adjustments:
Deferred policy acquisition costs, present value of future profits and non-admitted goodwill	3,812.6	3,628.2	287.9	135.0	48.5
Policy and contract reserves	(2,129.9)	(1,943.1)	(142.3)	(97.3)	1,743.4
Policyholders' share of earnings and surplus on participating business	(131.1)	(122.7)	(.3)	(1.8)	3.2
Deferred income taxes	185.2	244.5	(108.3)	(117.4)	(218.6)
Interest maintenance reserve	20.9	72.3	(51.4)	(87.2)	24.4
Asset valuation reserve	534.1	490.9	—	—	—
Nonadmitted assets, including nonadmitted investments	196.1	139.6	—	—	—
Unrealized gain (loss) on investments	38.7	(555.2)	—	—	—
Net realized loss on investments	(156.5)	(186.4)	18.9	(32.4)	(116.7)
Investments in subsidiary companies	523.3	460.9	61.8	39.1	41.3
Other, net	(123.7)	(61.0)	12.7	129.8	103.6
Surplus notes and related interest	(1,250.0)	(1,250.0)	—	1.5	(1.5)

Net increase (decrease)	1,519.7	918.0	79.0	(30.7)	1,627.6

Amounts on a GAAP basis	$4,198.8	$3,444.5	$648.9	$482.2	$477.3

Other significant accounting practices are as follows:

Investments

Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

Preferred stocks are reported at cost or amortized cost.

Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

Policy loans are reported at unpaid balances.

The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative.

Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations or foreign exchange risk. Moreover, the derivatives used to hedge those exposures are designated as hedges and reduce the indicated risk by demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

Loaned Securities

Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

Goodwill

Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

Premiums

Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

Benefits

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

The tabular interest, tabular less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Claims and Claim Adjustment Expenses

Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance Ceded and Assumed

Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

Pension Benefits

Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

Income Taxes

The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Stock Options

The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

Assets Held in Separate Accounts and Liabilities Related to Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

Reclassifications

Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus or net income (loss) of the prior years.

2. Permitted Statutory Accounting Practices

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. For periods prior to January 1, 2001, effective "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective on January 1, 2001. Indianaadopted the provisions of the revised manual. The revised manual changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements for periods subsequent to December 31, 2000. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported in 2001 financial statements as an adjustment to surplus as of January 1, 2001.Management believes the impact of these changes, upon adoption, will not result in a significant reduction in the Company's statutory-basis capital and surplus.

3. Investments

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
At December 31, 2000:
Corporate	$17,205.5	$430.8	$542.0	$17,094.3
U.S. government	324.2	64.2	2.5	385.9
Foreign government	812.6	35.9	27.9	820.6
Mortgage-backed	3,499.0	89.9	34.2	3,554.7
State and municipal	11.2	—	.1	11.1

	$21,852.5	$620.8	$606.7	$21,866.6

At December 31, 1999:
Corporate	$17,758.4	$229.6	$763.0	$17,225.0
U.S. government	316.8	29.6	21.5	324.9
Foreign government	984.5	49.8	39.9	994.4
Mortgage-backed	3,913.7	46.2	139.0	3,820.9
State and municipal	11.6	—	.5	11.1

	$22,985.0	$355.2	$963.9	$22,376.3

The carrying amounts of bonds in the balance sheets at December 31, 2000 and 1999 reflect adjustments of $58,300,000 and $38,900,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 2000, by contractual maturity, is as follows:

	Cost or Amortized Cost	Fair Value

	(in millions)
Maturity:
In 2001	$740.1	$742.2
In 2002-2005	4,446.6	4,450.6
In 2006-2010	5,946.1	5,808.8
After 2010	7,220.7	7,310.3
Mortgage-backed securities	3,499.0	3,554.7

Total	$21,852.5	$21,866.6

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Proceeds from sales of investments in bonds during 2000, 1999 and 1998 were $2,878,200,000, $5,351,400,000 and $9,395,000,000, respectively. Gross gains during 2000, 1999 and 1998 of $56,000,000, $95,400,000 and $186,300,000, respectively, and gross losses of $116,500,000, $195,500,000 and $138,000,000, respectively, were realized on those sales.

At December 31, 2000 and 1999, investments in bonds, with an admitted asset value of $99,900,000 and $116,500,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
At December 31, 2000:
Preferred stocks	$261.7	$2.9	$25.1	$239.5
Unaffiliated common stocks	145.7	30.7	14.7	161.7
At December 31, 1999:
Preferred stocks	$253.8	$1.3	$31.5	$223.6
Unaffiliated common stocks	150.4	34.2	17.7	166.9

The carrying amount of preferred stocks in the balance sheets at December 31, 2000 and 1999 reflects adjustments of $7,600,000 and $4,100,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

During 2000, the minimum and maximum lending rates for mortgage loans were 6.63% and 9.33%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

Components of the Company's investments in real estate are summarized as follows:

	December 31
	2000	1999

	(in millions)
Occupied by the Company:
Land	$2.5	$2.5
Buildings	10.5	11.1
Less accumulated depreciation	(2.5)	(2.2)

Net real estate occupied by the Company	10.5	11.4
Other:
Land	45.8	46.2
Buildings	238.3	226.8
Other	16.3	4.7
Less accumulated depreciation	(39.2)	(35.1)

Net other real estate	261.2	242.6

Net real estate	$271.7	$254.0

The major categories of net investment income are as follows:

	Year ended December 31
	2000	1999	1998

	(in millions)
Income:
Bonds	$1,744.3	$1,840.6	$1,714.3
Preferred stocks	21.3	20.3	19.7
Unaffiliated common stocks	4.9	6.3	10.6
Affiliated common stocks	10.2	7.8	5.2
Mortgage loans on real estate	328.1	321.0	323.6
Real estate	41.4	57.8	81.4
Policy loans	109.8	101.7	86.5
Other investments	58.7	50.6	26.5
Cash and short-term investments	77.9	95.9	104.7

Total investment income	2,396.6	2,502.0	2,372.5
Expenses:
Depreciation	12.8	14.4	19.3
Other	258.3	284.4	246.0

Total investment expenses	271.1	298.8	265.3

Net investment income	$2,125.5	$2,203.2	$2,107.2

Net realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

	2000	1999	1998

	(in millions)
Net realized capital gains (losses)	$(60.3)	$20.8	$179.7
Less amount transferred to IMR (net of related taxes (credits) of ($16.0), ($31.4) and $27.3 in 2000, 1999 and 1998, respectively)	(29.7)	(58.3)	50.8

	(30.6)	79.1	128.9
Less federal income taxes (credits) on realized gains	(58.5)	(35.3)	82.1

Net realized capital gains after transfer to IMR and taxes (credits)	$27.9	$114.4	$46.8

4. Subsidiaries

The Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ('LNH&C'), Lincoln National

Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LNY"). The Company also owns 100% of the outstanding common stock of five non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Sagemark Consulting, Inc. ("Sagemark"), Wakefield Tower Alpha Limited ("Wakefield"), Lincoln Realty Capital Corporation ("LRCC") and Lincoln Life & Annuity Distributors, Inc. ("LLAD").

Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

	December 31, 2000
	First Penn	LNH&C	LNRAC	LNY

Cash and invested assets	$1,376.9	$422.0	$410.5	$1,947.0
Other assets	41.6	46.4	487.1	371.5

Total admitted assets	$1,418.5	$468.4	$897.6	$2,318.5

Insurance reserves	$1,305.3	$339.2	$231.9	$1,772.1
Other liabilities	41.8	36.1	598.1	48.0
Separate account liabilities	—	—	—	329.8
Capital and surplus	71.4	93.1	67.6	168.6

Total liabilities and capital and surplus	$1,418.5	$468.4	$897.6	$2,318.5

	Year ended December 31, 2000
	First Penn	LNH&C	LNRAC	LNY

Revenues	$327.6	$256.4	$1,646.6	$389.8
Benefits and expenses	322.2	259.4	1,630.7	341.8
Net realized losses	—	(.1)	(.1)	(2.2)

Net income (loss)	$5.4	$(3.1)	$15.8	$45.8

	December 31, 1999
	First Penn	LNH&C	LNRAC	LNY

Cash and invested assets	$1,318.7	$434.6	$443.6	$1,888.6
Other assets	40.6	55.5	492.6	403.1

Total admitted assets	$1,359.3	$490.1	$936.2	$2,291.7

Insurance reserves	$1,242.2	$394.4	$261.4	$1,802.4
Other liabilities	44.3	27.9	614.4	25.6
Separate account liabilities	—	—	—	328.8
Capital and surplus	72.8	67.8	60.4	134.9

Total liabilities and capital and surplus	$1,359.3	$490.1	$936.2	$2,291.7

	Year ended December 31, 1999
	First Penn	LNH&C	LNRAC	LNY

Revenues	$332.7	$263.3	$88.4	$313.3
Benefits and expenses	329.0	346.9	75.4	291.4
Net realized gains (losses)	—	—	.2	(2.0)

Net income (loss)	$3.7	$(83.6)	$13.2	$19.9

LNIA was purchased in 1998 for $600,000 and is valued on the equity method with an admitted asset value of $800,000 at December 31, 2000. Sagemark is a broker dealer and was acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $6,600,000 at December 31, 2000. Wakefield was formed in 1999 to engage in the ownership and management of investments and is valued on the equity method with an admitted asset value of $264,000,000 at December 31, 2000. Wakefield's assets as of December 31, 2000 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12,700,000 and is valued on the equity method with an admitted asset value of $25,700,000 at December 31, 2000. LLAD was formed in 2000 to distribute the Company's products to its customers and is valued on the equity method with an admitted asset value of $45,200,000 at December 31, 2000.

The carrying value of all affiliated common stocks, was $743,000,000 and $604,700,000 at December 31, 2000 and 1999, respectively. The cost basis of investments in subsidiaries as of December 31, 2000 and 1999 was $1,058,300,000 and $970,700,000, respectively.

During 2000, 1999 and 1998, the insurance subsidiaries paid dividends to the Company of $11,000,000, $5,200,000 and $5,200,000, respectively.

5. Federal Income Taxes

The effective federal income tax rate in the accompanying Statements of Operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

In 2000 and 1999, capital losses of $174,000,000 and $151,700,000 respectively, were incurred and carried back to recover taxes paid in prior years.

The Company paid (received) ($42,600,000), $45,300,000 and $2,300,000 to (from) LNC in 2000, 1999 and 1998, respectively, for federal income taxes.

Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as 'Policyholders' Surplus.' The Company has approximately $187,000,000 of untaxed 'Policyholders' Surplus' on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

6. Supplemental Financial Data

The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company of $123,500,000 and $81,200,000 at December 31, 2000 and 1999, respectively.

The balance sheet caption, "Future policy benefits and claims," and the balance sheet caption "Other policyholder funds" have been reduced for insurance ceded in the amounts of $5,237,000,000 and $5,340,000,000 as of December 31, 2000 and 1999, respectively.

Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

	Year ended December 31
	2000	1999	1998

	(in millions)
Insurance assumed	$3,952.9	$2,606.5	$9,018.9
Insurance ceded	2,766.6	1,675.1	877.1

Net reinsurance premiums	$1,186.3	$931.4	$8,141.8

The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $1,875,000,000, $2,609,000,000 and $2,098,800,000 for 2000, 1999 and 1998, respectively.

Details underlying the balance sheet caption "Other policyholder funds" are as follows:

	December 31
	2000	1999

	(in millions)
Premium deposit funds	$14,762.0	$16,208.3
Undistributed earnings on participating business	345.2	346.9
Other	221.6	34.3

	$15,328.8	$16,589.5

Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

	December 31, 2000
	Gross	Loading	Net of Loading

	(in millions)
Ordinary new business	$13.0	$8.1	$4.9
Ordinary renewal	57.9	15.7	42.2
Group life	9.7	.2	9.5

	$80.6	$24.0	$56.6

	December 31, 1999
	Gross	Loading	Net of Loading

	(in millions)
Ordinary new business	$10.8	$7.3	$3.5
Ordinary renewal	54.2	6.8	47.4
Group life	13.7	.1	13.6

	$78.7	$14.2	$64.5

7. Annuity Reserves

At December 31, 2000, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent

	(in millions)
Subject to discretionary withdrawal with adjustment:
With market value adjustment	$1,970.6	3%
At book value, less surrender charge	1,534.7	2
At market value	41,634.6	69

	45,139.9	74
Subject to discretionary withdrawal without adjustment at book value with minimal or no charge or adjustment	12,598.5	21
Not subject to discretionary withdrawal	2,934.7	5

Total annuity reserves and deposit fund	60,673.1	100%

Less reinsurance	1,313.6

Net annuity reserves and deposit fund liabilities, including separate accounts	$59,359.5

8. Capital and Surplus

In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note, for $500,000,000, was issued to LNC in connection with the CIGNA Corporation ("CIGNA") indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 2000), and subject to approval by the Indiana Insurance Commissioner.

The second note for $750,000,000 was issued on December 18, 1998, to LNC in connection with the Aetna, Inc. ("Aetna") indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 2000), and subject to approval by the Indiana Insurance Commissioner.

A summary of the terms of these surplus notes follows (in millions):

Date Issued	Principal Amount of Note	Principal Outstanding at December 31, 2000	Current Year Interest Paid	Inception to Date Interest Paid	Accrued Interest at December 31, 2000
January 5, 1998	$500.0	$500.0	$24.6	$89.7	$8.2
December 18, 1998	750.0	750.0	33.9	80.7	11.3

Total	$1,250.0	$1,250.0	$58.5	$170.4	$19.5

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2000, the Company exceeds the RBC requirements.

The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. The Company assumed a block of individual life insurance and annuity business from CIGNA in January 1998 and a block of individual life insurance business from Aetna in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission is recorded in the Statement of Operations as a expense resulting in a reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 2000 and it will be necessary for the Company to obtain the prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. The time frame for unassigned surplus to return to a positive position is dependent upon future statutory earnings and dividends paid to LNC. Although no assurance can be given, management believes that the approvals for the payment of such dividends, in amounts consistent with those paid in the past, can be obtained.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the State of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

9. Employee Benefit Plans

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans, supplemental retirement plans, a salary continuation plan, supplemental executive retirement plan and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial Statements of Operations or financial position for any of the periods shown.

LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 and are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments on the option issuance anniversary in the four year period following the grant anniversary date. A "reload option" feature was added in 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

As a result of changes in the interpretation of the existing accounting rules for stock options, LNC and the Company have decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program. The first awards under this program were also made in 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

The Company recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through income. This accounting treatment causes volatility in income as a result of changes in the market value of LNC stock. The Company hedges this volatility by purchasing call options on LNC stock. These call options are also marked-to-market through income.

As of December 31, 2000, there were 2,514,507 and 1,421,102 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 951,229 and 572,139, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $12.50 to $53.78. During 2000, 1999 and 1998 there were $190,100, 318,421 and 136,469 options exercised, respectively, and 383,364, 82,024 and 18,288 options forfeited, respectively.

As of December 31, 2000, there were 7,850 and 653,300 shares of LNC common stock subject to SARs granted to Company employees and agents, respectively, under the SAR program. Of the SARs granted, 3,400 granted to agents, were exercisable as of that date. The exercise prices of the outstanding SARs range from $24.72 to $48.19. During 2000, there were no SARS exercised and 5,100 SARs were forfeited.

Effective July 1, 1999, the Company's agent postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the Plan resulted in a one-time curtailment gain of $1,400,000 in 1999.

10. Restrictions, Commitments and Contingencies

Disability Income Claims

The liabilities for disability income claims, net of the related asset for amounts recoverable from reinsurers, at December 31, 2000 and 1999, were $242,700,000 and $221,600,000, respectively. The liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

Personal Accident Programs

From 1997 through 1999, the Company and its wholly owned subsidiary, LNH&C, reduced new writings of personal accident programs and has now exited the personal accident line of business. As an exited line of business, new agreements are not being entered into; however, the Company must continue to accept premiums for a limited period according to contract terms under agreements in force. As the existing block of personal accident programs runs off, management continues to review the status of the reserves associated with these programs, the development of related financial results.

The exited programs include certain excess-of-loss personal accident reinsurance programs created in the London market and certain workers' compensation carve-out programs managed by Unicover Managers, Inc. The aggregate liabilities associated with the exited personal accident line of business were $169,500,000 and $174,700,000 at December 31, 2000 and 1999, respectively.

The reserves for the various programs included within the personal accident line of business are based on various estimates that are subject to considerable uncertainty. Accordingly, the liability established for the personal accident line of business may prove to be deficient or excessive. However, it is management's opinion that future developments in the personal accident line of business will not materially affect the financial position of the Company.

HMO Excess-of-Loss Reinsurance Programs

The liabilities for HMO excess-of-loss and group carrier medical claims, net of the related assets for amounts recoverable from reinsurers, was $48,300,000 and $101,900,000 at December 31, 2000 and 1999, respectively. LNH&C reviews reserve levels on an ongoing basis. The liabilities are based on the assumption that recent experience will continue in the future. If claims and loss ratios fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, the liability may prove to be deficient or excessive. However, it is management's opinion that such future developments will not materially affect the financial position of the Company.

Marketing and Compliance Matters

Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

Group Pension Annuities

The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

Leases

The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

Total rental expense on operating leases in 2000, 1999 and 1998 was $45,600,000, $38,900,000 and $34,000,000, respectively. Future minimum rental commitments are as follows (in millions):

2001	$41.6
2002	39.3
2003	36.1
2004	34.8
2005	34.5
Thereafter	113.8

$300.1

Information Technology Commitment

In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 2000, 1999 and 1998 were $65,100,000, $67,400,000 and $54,800,000 respectively. Future minimum annual costs range from $40,900,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

Insurance Ceded and Assumed

The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 2000, the reserves associated with these reinsurance arrangements totaled $1,224,400,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,780,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million.

Subsequent to this transaction, the Company and LNY announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

On October 1, 1998, the Company and LNY entered into an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance business from Aetna. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,800,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LNY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agreement, the Company transferred $490,800,000 of cash to MetLife representing the statutory reserves transferred on this business less $17,800,000 of purchase price consideration. A gain on the reinsurance transaction of $71,800,000 was recorded directly in unassigned surplus and is being recognized in statutory earnings over the life of the business with $7,900,000 recognized in income in 2000.

The Company assumes insurance from other companies, including certain affiliates. At December 31, 2000, the Company provided $19,700,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $16,700,000 and $17,300,000 at December 31, 2000 and 1999, respectively.

Vulnerability from Concentrations

At December 31, 2000, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2000, 29% of such mortgages, or $1,169,300,000, involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $62,000,000.

At December 31, 2000, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition. Although the Company does not have any significant concentration of customers, the Company's annuities division has a long-standing distribution relationship with American Funds Distributors that is significant to the Company. In 2000, the American Legacy Variable Annuity sold through American Funds Distributors accounted for approximately 44% of the Company's total gross annuity deposits. The relationship with American Funds Distributors is highly valued by the Company. Both the Company and American Funds Distributors are continuously seeking ways to increase sales and to retain the existing business.

Other Contingency Matters

The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

In early 2000, a lawsuit was filed against the Company by an annuity contractholder. In this case, the plaintiff sought class certification on behalf of all contractholders who acquired variable annuities from the Company to fund tax-deferred qualified retirement plans. The plaintiff claimed that marketing variable annuities for use in such plans is inappropriate. This action was recently dismissed without prejudice, but might be refiled in another form.

During the fourth quarter of 2000, the Company reached an agreement in principle to settle all class action lawsuits alleging fraud in the sale of non-variable universal life and participating whole life insurance policies. The agreement is subject to court approval and is expected to become final in 2001. It requires that the Company provide benefits and a claim process to policyholders who purchased non-variable universal life and participating whole life policies between January 1, 1981 and December 31, 1998. The settlement covers approximately 431,000 polices. Total charges recorded during 2000 for this preliminary settlement were $64,700,000.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

Derivatives

The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, credit risk, commodity risk and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

			Assets (Liabilities)
	Notional or Contract Amounts		Carrying Value	Fair Value	Carrying Value	Fair Value

	December 31		December 31		December 31
	2000	1999	2000	2000	1999	1999

	(in millions)
Interest rate derivatives:
Interest rate cap agreements	$1,558.8	$2,508.8	$2.7	$0.4	$5.2	$3.2
Swaptions	1,752.0	1,837.5	8.2	0.9	12.2	10.8
Interest rate swaps	708.2	630.9	—	38.1	—	(19.5)
Put options	—	21.3	—	—	—	1.9

	4,019.0	4,998.5	10.9	39.4	17.4	(3.6)
Foreign currency derivatives:
Forward contracts	37.5	44.2	2.6	2.5	—	(.4)

	$4,056.5	$5,042.7	$13.5	$41.9	$17.4	$(4.0)

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

	Interest Rate Caps		Swaptions

	2000	1999	2000	1999

	(in millions)

Balance at beginning of year	$2,508.8	$4,108.8	$1,837.5	$1,899.5
Terminations and maturities	(950.0)	(1,600.0)	(85.5)	(62.0)

Balance at end of year	$1,558.8	$2,508.8	$1,752.0	$1,837.5

	Interest Rate Swaps		Spread-Locks		Financial Futures

	2000	1999	2000	1999	2000	1999

Balance at beginning of year	$630.9	$258.3	$—	$—	$—	$—
New contracts	652.2	482.4	100.0	—	267.2	—
Terminations and maturities	(574.9)	(109.8)	(100.0)	—	(267.2)	—

Balance at end of year	$708.2	$630.9	$—	$—	$—	$—

	Put Options		Commodity Swaps

	2000	1999	2000	1999

Balance at beginning of year	$21.3	$21.3	$—	$8.1
New contracts	—	—	—	—
Terminations and maturities	(21.3)	—	—	(8.1)

Balance at end of year	$—	$21.3	$—	$—

	Foreign Currency Derivatives (Foreign Investments)
	Foreign Exchange Forward Contracts		Foreign Currency Swaps

	2000	1999	2000	1999

	(in millions)

Balance at beginning of year	$—	$1.5	$44.2	$47.2
New contracts	—	2.7	—	—
Terminations and maturities	—	(4.2)	(6.7)	(3.0)

Balance at end of year	$—	$—	$37.5	$44.2

Interest Rate Cap Agreements

The interest rate cap agreements, which expire in 2001 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the interest rate caps is included in other investments (amortized costs of $2,700,000 as of December 31, 2000) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

Swaptions

Swaptions, which expire in 2002 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other investments (amortized cost of $8,200,000 as of December 31, 2000) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

Spread Lock Agreements

Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock agreements program is to protect against widening of spreads. While spread-lock agreements are used periodically, there are no spread-lock agreements outstanding at December 31, 2000.

Financial Futures Contracts

The Company used exchange-traded financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. There are no financial futures contracts outstanding at December 31, 2000.

Interest Rate Swap Agreements

The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets to support newly acquired blocks of business and certain other portfolios of assets. Once the assets are purchased, the gains (losses) resulting from the termination of the swap agreements will be applied to the basis of the assets. The gains (losses) will be recognized in earnings over the life of the assets. The forecasted purchase of assets related to certain other portfolios of assets is a continuing hedge program. Current interest rate swap positions in this program will hedge asset purchases in 2001.

Put Options

The Company used put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allowed the Company to put the bonds back to the counterparties at original par. The put options were sold in 2000.

Commodity Swaps

The Company used a commodity swap to hedge its exposure to fluctuations in the price of gold. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owned a fixed income security that met its coupon payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments were the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts or payments from the commodity swap were recorded in net investment income. The fixed income security was called in 1999 and the commodity swap expired.

Foreign Currency Derivatives

The Company uses a combination of foreign exchange forward contracts and foreign currency swaps, both of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a rate of exchange in the future.

Additional Derivative Information

Expenses for the agreements and contracts described above amounted to $7,300,000, $6,200,000 and $10,000,000 in 2000, 1999 and 1998, respectively. Deferred gains and deferred losses of $800,000 and $7,000,000, respectively, as of December 31, 2000, were primarily the result of terminated interest rate swaps, spread-lock agreements, put options and financial futures contracts. The deferred losses are included with the related fixed maturity securities to which the hedge applied and the deferred gains are recorded as a liability. Both the deferred gains and the deferred losses are being amortized over the life of the securities to which the respective hedges applied.

11. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

Bonds and Unaffiliated Common Stock

Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.

Preferred Stock

Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.

Mortgage Loans on Real Estate

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans

The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

Other Investments and Cash and Short-Term Investments

The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

Investment-Type Insurance Contracts

The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of 'investment-type insurance contracts' are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-Term Debt

The carrying value of short-term debt approximates fair value.

Surplus Notes due to LNC

Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

Derivatives

The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and financial futures contracts and industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps and put options.

Investment Commitments

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts

Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

	December 31
	2000		1999
Assets (Liabilities)	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Bonds	$21,852.5	$21,866.6	$22,985.0	$22,376.3
Preferred stocks	261.7	239.5	253.8	223.6
Unaffiliated common stocks	161.7	161.7	166.9	166.9
Mortgage loans on real estate	4,102.0	4,132.8	4,211.5	4,104.0
Policy loans	1,723.5	1,845.0	1,652.9	1,770.5
Other investments	485.0	485.0	426.6	426.6
Cash and short-term investments	1,448.4	1,448.4	1,409.2	1,409.2
Investment-type insurance contracts:
Deposit contracts and certain guaranteed interest contracts	(16,126.3)	(15,850.5)	(17,730.4)	(17,364.3)
Remaining guaranteed interest and similar contracts	(243.8)	(247.9)	(454.7)	(465.1)
Short-term debt	(199.5)	(199.5)	(205.0)	(205.0)
Surplus notes due to LNC	1,250.0	1,074.5	(1,250.0)	(1,022.1)
Derivatives	13.5	41.9	17.4	(4.0)
Investment commitments	—	2.2	—	(0.8)
Separate account assets	43,904.6	43,904.6	46,105.1	46,105.1
Separate account liabilities	(43,904.6)	(43,904.6)	(46,105.1)	(46,105.1)

12. Transactions With Affiliates

LLAD has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $57,500,000, $60,400,000 and $76,700,000 in 2000, 1999 and 1998, respectively. LLAD incurred expenses of $112,900,000, $113,400,000 and $102,400,000 in 2000, 1999 and 1998, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse.

Cash and short-term investments at December 31, 2000 and 1999 include the Company's participation in a short-term cash management program with LNC of $377,700,000 and $390,300,000, respectively. Related investment income amounted to $24,000,000, $16,700,000 and $16,800,000 in 2000, 1999 and 1998, respectively. The short-term loan payable to parent company at December 31, 2000 and 1999 represents notes payable to LNC.

The Company provides services to and receives services from affiliated companies which resulted in a net payment of $65,700,000, $49,400,000 and $92,100,000 in 2000, 1999 and 1998, respectively.

The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

	Year ended December 31
	2000	1999	1998

	(in millions)
Insurance assumed	$21.2	$19.7	$13.7
Insurance ceded	2,192.1	777.6	290.1

The balance sheets include reinsurance balances with affiliated companies as follows:

	December 31
	2000	1999

	(in millions)
Future policy benefits and claims assumed	$584.4	$413.7
Future policy benefits and claims ceded	1,682.8	1,680.4
Amounts recoverable on paid and unpaid losses	286.9	146.4
Reinsurance payable on paid losses	9.3	8.8
Funds held under reinsurance treaties-net liability	3,294.6	2,106.4

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $709,500,000 and $917,300,000 at December 31, 2000 and 1999, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2000 and 1999, LNC had guaranteed $709,500,000 and $818,900,000, respectively, of these letters of credit. At December 31, 2000 and 1999, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $133,700,000 and $118,800,000, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.

13. Separate Accounts

Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums, deposits and other considerations amounted to $5,708,600,000, $4,572,600,000 and $3,953,300,000 in 2000, 1999 and 1998, respectively. Reserves for separate accounts with assets at fair value were $42,888,800,000 and $45,198,900,000 at December 31, 2000 and 1999, respectively. All reserves are subject to discretionary withdrawal at market value.

A reconciliation of transfers to the Company from the separate accounts is as follows:

	Year ended December 31
	2000	1999	1998

	(in millions)
Transfers as reported in the Summary of Operations of the separate accounts:
Transfers to separate accounts	$5,719.2	$4,573.2	$3,954.9
Transfers from separate accounts	(5,830.0)	(4,933.8)	(4,069.8)

Net transfers from separate accounts as reported in the Summary of Operations	$(110.8)	$(360.6)	$(114.9)

Report of Independent Auditors

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly owned subsidiary of Lincoln National Corporation, as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
February 2, 2001

PART C—OTHER INFORMATION

Item 24.

(a)
LIST OF FINANCIAL STATEMENTS

(1)	Part A	The Table of Condensed Financial Information is included in Part A of this Registration Statement.
(2)	Part B	The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liability—December 31, 2000
Statement of Operations—Year ended December 31, 2000
Statements of Changes in Net Assets—Years ended December 31, 2000 and 1999
Notes to Financial Statements—December 31, 2000
Report of Ernst & Young LLP, Independent Auditors
(3)	Part B	The following statutory-basis financial statements of the Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Balance Sheets—Statutory-Basis—December 31, 2000 and 1999
Statements of Operations—Statutory-Basis—Years ended December 31, 2000, 1999, and 1998.
Statements of Changes in Capital and Surplus—Statutory-Basis—Years ended December 31, 2000, 1999, and 1998
Statements of Cash Flows—Statutory-Basis—Years ended December 31, 2000, 1999, and 1998
Notes to Statutory-Basis Financial Statements—December 31, 2000
Report of Ernst & Young LLP, Independent Auditors

24 (b) LIST OF EXHIBITS

(1)	Resolution of the Board of Directors of the Lincoln National Life Insurance Company establishing Separate Account C is incorporated herein by reference to the Registration Statement on Form N-4 (File No. 33-25990) filed on April 22, 1998.
(2)	None.
(3)	(a)
Selling Group Agreement between the Lincoln National Life Insurance Company and Sagemark Consulting, Inc. is incorporated herein by reference to the Registration Statement on Form N-4 (333-50817) filed on October 8, 1999.
	(b)	Selling Group Agreement between the Lincoln National Life Insurance Company and Annuity Net Insurance Agency, Inc.
(4)	variable annuity contract is incorporated herein by reference to the Registration Statement on Form N-4 (333-50817) filed on April 20, 2000.
(5)	variable annuity application is incorporated herein by reference to the Registration Statement on Form N-4 (333-50817) filed on April 20, 2000.
(6)	(a)	Articles of Incorporation of Lincoln National Life Insurance Company are hereby incorporated by reference to the Registration Statement on Form S-6 (333-40745) filed November 21, 1997.
(b)
Bylaws of Lincoln National Life Insurance Company are hereby incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (333-40937) filed on November 9, 1998.
(7)	None.
(8)	(a)
Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (2-80741), Amendment No. 21 filed on April 10, 2000.
	(b)	Fund Participation Agreement/Amendments for Lincoln National Bond Fund

	(c)	Fund Participation Agreement/Amendments for Lincoln National Capital Appreciation Fund
	(d)	Fund Participation Agreement/Amendments for Lincoln National Equity-Income Fund
	(e)	Fund Participation Agreement/Amendments for Lincoln National Growth and Income Fund
	(f)	Fund Participation Agreement/Amendments for Lincoln National International Fund
	(g)	Fund Participation Agreement/Amendments for Lincoln National Managed Fund
	(h)	Fund Participation Agreement/Amendments for Lincoln National Money Market Fund
	(i)	Fund Participation Agreement/Amendments for Lincoln National Social Awareness Fund
	(j)	Fund Participation Agreement/Amendments for Lincoln National Special Opportunities Fund
	(k)	Fund Participation Agreement/Amendments for Delaware
	(l)	Fund Participation Agreement/Amendments for American Century
	(m)	Fund Participation Agreement/Amendments for Bankers Trust (BT)
	(n)	Fund Participation Agreement/Amendments for Janus
	(o)	Fund Participation Agreement/Amendments for Neuberger Berman
	(p)	Fund participation agreement/Amendments for Baron Capital
(9)	Opinion and Consent of Mary Jo Ardington, Counsel, is incorporated herein by reference to the Registration Statement filed on Form N-4 (File Number 333-50817) on July 17, 1998.
(10)	Consent of Ernst & Young LLP, Independent Auditors.
(11)	Not applicable.
(12)	Not applicable.
(13)	Schedule of Computation is incorporated herein by reference to the Registration Statement filed on Form N-4 (File Number 333-50817) on July 17, 1998.
(14)	Not applicable.
(15)	(a)	Organizational Chart of Lincoln National Life Insurance Holding Company System
	(b)	Memorandum Concerning Books and Records
(16)	Power of Attorney
	(a)	Janet Chrzan
	(b)	Lawrence T. Rowland(1)
	(c)	Charles Haldeman, Jr.
(d)
	(e)	Richard C. Vaughan(1)
	(f)	Jon A. Boscia(2)

(1)
Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-50817) filed on April 23, 1999.
(2)
Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-50817) filed on April 20, 2000.

Item 25.

DIRECTORS AND OFFICERS OF THE DEPOSITOR

    The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name	Positions and Offices
Jon A. Boscia **	President and Director
Lorry J. Stensrud *	Chief Executive Officer of Annuities, Executive Vice President, and Director
John H. Gotta ****	Chief Executive Officer of Life Insurance, Executive Vice President, and Director
Gary W. Parker ****	Senior Vice President
Charles E. Haldeman, Jr. *****	Director
Cynthia A. Rose *	Secretary and Assistant Vice President
Lawrence T. Rowland ***	Executive Vice President and Director
Eldon J. Summers *	Second Vice President and Treasurer
Richard C. Vaughan **	Director
Janet Chrzan *	Senior Vice President, Chief Financial Officer and Director
Elizabeth Frederick *	Senior Vice President and General Counsel
Diane Dillman *	Director of Annuities Compliance
Christine Frederick ****	Director of Life Compliance

*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is Center Square West Tower, 1500 Market Street — Suite 3900, Philadelphia, PA 19102-2112
***	Principal business address is One Reinsurance Place, 1700 Magnavox Way, Fort Wayne, Indiana 46804-1538
****	Principal business address is 350 Church Street, Hartford, CT 06103
*****	Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26.

PERSONS CONTROLLED BY OR UNDER COMMON
CONTROL WITH THE DEPOSITOR OR REGISTRANT

    See Exhibit 15(a): The Organizational Chart of The Lincoln National Insurance Holding Company System.

Item 27.

NUMBER OF CONTRACT OWNERS

    As of February 28, 2001 there were 558,194 Contract Owners under Account C.

Item 28.

INDEMNIFICATION—UNDERTAKING

(a)	Brief description of indemnification provisions.

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the rights of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.

PRINCIPAL UNDERWRITER

(a)	Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln Life Flexible Premium Variable Life Account D; Lincoln Life Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Flexible Premium Variable Life Account M, Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; and Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln National Variable Annuity Accounts 53
(b)	See Item 25.
(c)	Commissions and Other Compensation Received by Lincoln National Life Insurance Company from Lincoln National Variable Annuity Account C during the fiscal year which ended December 31, 1999:
(1)	(2)	(3)		(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption		Brokerage Commissions	Compensation
The Lincoln National Life Insurance Company	None	17,279,801	(a)	None	133,094,917	(b)

Notes:

(a)
These figures represent compensation received by Lincoln National Life Insurance Company for surrender, withdrawal and contract charges. See Charges and other deductions, in the Prospectus.
(b)
These figures represent compensation received by Lincoln National Life Insurance Company for mortality and expense guarantees. See Charges and other deductions, in the Prospectus.

Item 30.

LOCATION OF ACCOUNTS AND RECORDS

    Exhibit 15(b) is hereby expressly incorporated herein by this reference.

Item 31.

    Not applicable.

Item 32.  Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b)
Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post cared or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)
Registrant undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon request to Lincoln Life at the address or website listed in the Prospectus.
(d)
The Lincoln National Life Insurance company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Fort Wayne and the State of Indiana on this 19th day of April, 2001.

LINCOLN NATIONAL VARIABLE ANNUITY Account C—eAnnuity (Registrant)
By:	/s/ RONALD L. STOPHER Ronald L. Stopher Vice President, Lincoln National Life Insurance, Co.
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ LORRY J. STENSRUD Lorry J. Stensrud (Signature—Officer of Depositor) Executive Vice President, Lincoln National Life Insurance, Co. (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
** Jon A. Boscia	President and Director (Principal Executive Officer)	April 19, 2001
/s/ LORRY J. STENSRUD Lorry J. Stensrud	Executive Vice President, Chief Executive Officer of Annuities, and Director	April 19, 2001
*** Janet Chrzan	Senior Vice President, Chief Financial Officer and Director (Principal Accounting Officer and Principal Financial Officer)	April 19, 2001
* Lawrence T. Rowland	Executive Vice President and Director	April 19, 2001
John H. Gotta	Executive Vice President, Chief Executive Officer of Life Insurance, and Director	April , 2001
* Richard C. Vaughan	Director	April 19, 2001
*** Charles E. Haldeman, Jr.	Director	April 19, 2001
*By	/s/ STEVEN M. KLUEVER Steven M. Kluever	Pursuant to a Power of Attorney filed with Post-Effective Amendment No. 3 to the Registration Statement
**By	/s/ STEVEN M. KLUEVER Steven M. Kluever	Pursuant to a Power of Attorney filed with Post-Effective Amendment No. 5 to the Registration Statement
***By	/s/ STEVEN M. KLUEVER Steven M. Kluever	Pursuant to a Power of Attorney filed with this Registration Statement

QuickLinks

Table of contents
Special terms
Expense tables
Summary
Condensed financial information
Investment results
Financial statements
Lincoln National Life Insurance Co.
Variable annuity account (VAA)
Investments of the VAA
Charges and other deductions
The contract
Annuity payouts
Federal tax matters
Voting rights
Distribution of the contracts
Return privilege
State regulation
Records and reports
Other information
Legal proceedings
General information and history of Lincoln National Life Insurance Co. (Lincoln Life)
Special terms
Services
Purchase of securities being offered
Calculation of investment results
Annuity payouts
Determination of accumulation and annuity unit value
Advertising and sales literature
Financial statements
PART C—OTHER INFORMATION
DIRECTORS AND OFFICERS OF THE DEPOSITOR
PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
NUMBER OF CONTRACT OWNERS
INDEMNIFICATION—UNDERTAKING
PRINCIPAL UNDERWRITER
LOCATION OF ACCOUNTS AND RECORDS
SIGNATURES